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                                                                  Execution Copy

                            STOCK PURCHASE AGREEMENT

                               (BANJO CORPORATION)

          STOCK PURCHASE AGREEMENT, dated as of September 8, 2006 (this "Agreement"), between each of the shareholders of Banjo Corporation listed on the signature page hereto (each a "Seller" and, collectively, "Sellers"), Banjo Corporation, an Indiana corporation (the "Company"), and IDEX Corporation, a Delaware corporation ("Buyer").

                                    RECITALS

          A. Sellers collectively own 20,844 shares of the Common Stock, without par value (the "Common Stock"), of the Company, representing, in the aggregate, 100% of the issued and outstanding shares of capital stock of the Company (collectively, the "Shares").

          B. Each Seller desires to sell, transfer and assign to Buyer all of the Shares owned by such Seller, and Buyer desires to purchase all of the Shares from Sellers, upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                      SALE AND PURCHASE OF SHARES; CLOSING;
                             POST-CLOSING ADJUSTMENT

1.1  SALE AND PURCHASE OF SHARES.

          Upon the terms and subject to the conditions set forth in this Agreement, each Seller shall sell, transfer, assign and deliver to Buyer, and Buyer shall purchase and accept from each Seller, effective on the Closing Date (as hereinafter defined), all of the Shares owned by such Seller, at an aggregate purchase price for all Shares of $182,500,000 (the "Purchase Price"), subject to adjustment at and after the Closing as set forth in Section 1.3 below.

1.2  CLOSING.

          Upon the terms and subject to the conditions set forth in this Agreement, the closing of the sale and purchase of the Shares (the "Closing") shall take place (i) at the offices of Baker & Daniels LLP, 600 East 96th Street, Indianapolis, Indiana, at 9:00 A.M., Indianapolis time, on the third business day on which the last to be satisfied or waived of the conditions set forth in Article VII hereof shall have been satisfied or waived in accordance with this Agreement, or (ii) at such other place and time and/or on such other date as the parties hereto

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may mutually agree. Provided that the Closing actually occurs on or before
October 3, 2006, the Closing shall be effective as of the opening of business on October 1, 2006, which shall be the "Closing Date." If the Closing occurs after October 3, 2006, the date and time at which the Closing actually occurs shall be hereinafter called the "Closing Date". At the Closing:

          (a) Buyer shall deliver to each Seller the aggregate Purchase Price for such Seller's Shares, as adjusted pursuant to Section 1.3(a) below, less such Seller's pro rata share of the Escrow Amount referred to in subsection (b) below (based on the proportion that such Seller's Shares bears to the aggregate number of Shares), by wire transfer of immediately available funds in such amount to an account for Sellers to be designated in writing prior to the Closing by Seller Representative (as hereinafter defined).

          (b) Buyer shall deposit the amount of $6,000,000 (the "Escrow Amount") in escrow pursuant to the Escrow Agreement (as hereinafter defined).

          (c) Each Seller shall deliver to Buyer the certificate or certificates representing such Seller's Shares, duly endorsed in blank or accompanied by a stock power or powers duly executed in blank, in proper form for transfer.

          (d) Sellers and Buyer shall deliver to each other such other documents, certificates, instruments and writings required to be delivered pursuant to Article VII hereof or otherwise required pursuant to this Agreement.

          (e) Sellers shall pay any sales, use, transfer, excise, stamp or other similar taxes imposed by reason of the transfer of the Shares pursuant to this Agreement and any deficiency, interest or penalty with respect to such taxes.

1.3  CLOSING DATE BALANCE SHEET ADJUSTMENT.

          (a) At the Closing, Sellers shall cause the President or the Chief Financial Officer of the Company in good faith to prepare and deliver to Buyer a certificate (the "Closing Certificate") containing a pro forma estimate of the Adjusted Working Capital (as hereinafter defined) of the Company as of the Closing Date and the resulting adjustment to the Purchase Price pursuant to the procedures described in Section 1.3(b) below (the "Initial Purchase Price Closing Adjustment"), which shall be subject to limited procedures of inquiry by Buyer and Buyer's independent accountants ("Buyer's Accountants") as to reasonableness. The Closing shall proceed, and the payments required to be made at the Closing pursuant to Section 1.2 shall be determined on the basis of the Closing Certificate and the Initial Purchase Price Closing Adjustment.

          (b) The Initial Purchase Price Closing Adjustment shall be determined as follows:

               (i) If Adjusted Working Capital, as reflected on the Closing Certificate, is greater than $11,952,336, the Initial Purchase Price Closing Adjustment will be, and the Purchase Price will be increased by,


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          the amount by which Adjusted Working Capital is greater than
          $11,952,336.

               (ii) If Adjusted Working Capital, as reflected on the Closing Certificate, is less than $11,952,336, the Initial Purchase Price Closing Adjustment will be, and the Purchase Price will be decreased by, the amount by which Adjusted Working Capital is less than $11,952,336.

               (c) For purposes of this Agreement, "Adjusted Working Capital" means the remainder of (i) total current assets (exclusive of cash and cash equivalents, which shall be distributed to Sellers at or prior to the Closing Date and inclusive of the Company's deposit under Section 444 of the Code (as hereinafter defined)), minus (ii) total current liabilities (exclusive of any notes or other debt obligations payable to any Seller, which shall be settled at or prior to the Closing), in each case as of the opening of business on the Closing Date and calculated and presented on a basis consistent with the Company's audited financial statements for the year ended September 30, 2005.

               (d) As promptly as practicable (but in any event within 30 days) after the Closing, Sellers shall cause the Company's current independent accountants (the "Company's Accountants") to prepare without audit and deliver to Buyer a balance sheet of the Company as of the opening of business on the Closing Date (the "Preliminary Closing Date Balance Sheet"), which shall be prepared and presented on a basis consistent with the Company's audited financial statements for the year ended September 30, 2005. Upon receipt of the Preliminary Closing Date Balance Sheet, Buyer and Buyer's Accountants shall be permitted during the succeeding 30-day period to have reasonable access during normal business hours to the Company's Accountants and to the work papers and other documents prepared or information used in the preparation of the Preliminary Closing Date Balance Sheet. At or prior to the end of such 30-day period, Buyer shall either inform the Seller Representative in writing that the Preliminary Closing Date Balance Sheet is acceptable or object to it in writing setting forth a specific description of Buyer's objections. If Buyer objects to the Preliminary Closing Date Balance Sheet as provided above, Buyer and Sellers shall attempt to resolve any such objections within 20 days after the Seller Representative's receipt of such written objections. If Buyer and Sellers are unable to resolve the disputed matters within such 20-day period, they shall jointly select and engage Pricewaterhouse Coopers LLP as a third firm of independent accountants (the "Third Accountants") to resolve the disputes and to make any adjustments to the Preliminary Closing Date Balance Sheet. Buyer, Sellers, Buyer's Accountants and the Company's Accountants each shall make readily available to the Third Accountants all relevant books, records, work papers and personnel reasonably requested by the Third Accountants. The Third Accountants' resolution of the disputes and its adjustments, if any, to the Preliminary Closing Date Balance Sheet shall be limited to the matters in dispute between Sellers and Buyer and shall be conclusive and binding upon the parties. The final Closing Date Balance Sheet, in the form either accepted by Buyer or resolved and adjusted (if adjusted) by the Third Accountants, as the case may be, is herein called the "Closing Date Balance Sheet" for all purposes of this Agreement. The fees and expenses of the Third Accountants, if any, shall be paid equally by Buyer, on the one hand, and Sellers on the other hand.


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               (e) Within two business days after the final determination of the
     Closing Date Balance Sheet as provided for in subsection (d) above, Buyer or Sellers, as applicable, shall make payment to the other by wire transfer of immediately available funds, as follows:

                    (i) If Adjusted Working Capital as reflected on the Closing Date Balance Sheet is greater than Adjusted Working Capital as reflected on the Closing Certificate, then Buyer shall pay the amount of such difference by wire transfer of immediately available funds to an account for Sellers to be designated in writing by the Seller Representative.

                    (ii) If Adjusted Working Capital as reflected on the Closing Date Balance Sheet is less than Adjusted Working Capital as reflected on the Closing Certificate, then the parties shall instruct the escrow agent under the Escrow Agreement to distribute the amount of such difference to Buyer from escrow.

               (f) Any amount paid by either party pursuant to this Section 1.3 shall be deemed for all purposes to be an upward or downward, as applicable, adjustment of the Purchase Price.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

          Sellers, jointly and severally (except with respect to Sections 2.1 and 2.4(b), which are several and not joint representations), hereby represent and warrant to Buyer as follows:

2.1  AUTHORITY OF EACH SELLER.

          Each Seller severally represents and warrants to Buyer that:

               (a) Such Seller has all requisite power and authority to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Seller and constitutes the valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms.

               (b) The execution and delivery of this Agreement by such Seller do not, and the performance of this Agreement by such Seller and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any United States federal, state, local or foreign law, statute, ordinance, rule, regulation, order, judgment or decree applicable to such Seller or by or to which any of his, her or its properties or assets is bound or subject or (ii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment


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     under, or result in the creation of any lien, encumbrance, security interest, mortgage, pledge, claim, option or restriction of any kind whatsoever (collectively "Liens") on any of the Shares pursuant to, any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation (collectively, "Contracts") to which such Seller is a party or by which he, she or it is bound.

               (c) Other than the filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the execution and delivery of this Agreement by such Seller do not, and the performance by such Seller of this Agreement and the consummation of the transactions contemplated hereby will not, require such Seller to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any court, administrative agency or commission or other governmental entity, authority or instrumentality, whether foreign or domestic (a "Governmental Entity") or any third party.

2.2  ORGANIZATION AND QUALIFICATION OF THE COMPANY.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified to do business and in good standing in each jurisdiction in which the nature of its business or the ownership, lease or operation of its assets makes such qualification necessary, except for such failures to so qualify or be in such good standing that, alone or in the aggregate, are not reasonably likely to have a material adverse effect on the business, prospects, assets, properties, financial condition or results of operations of the Company (a "Material Adverse Effect"). Sellers have made available to Buyer a complete and correct copy of the Company's articles of incorporation and bylaws, each as amended to date. The Company's articles of incorporation and bylaws so delivered are in full force and effect.

2.3  NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

               (a) Except as set forth in Section 2.3(a) of the Disclosure Schedule delivered by Seller to Buyer concurrently herewith (the "Disclosure Schedule"), the execution and delivery of this Agreement by Sellers and the Company do not, and the performance of this Agreement by Sellers and the Company and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the articles of incorporation or bylaws of the Company, (ii) conflict with or violate any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Company or by or to which any of its properties or assets is bound or subject or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Liens on any of the properties or assets of the Company pursuant to, any Contract to which the Company is a party or by which it is bound.

               (b) Other than the filings required under the HSR Act, and except as set forth in Section 2.3(b) of the Disclosure Schedule, the execution and delivery of this Agreement by Sellers do not, and the performance by Sellers of this Agreement and the


                                       -5-

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     consummation of the transactions contemplated hereby will not, require the
     Company to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to any Governmental Entity or any third party.

2.4  CAPITALIZATION OF THE COMPANY; SUBSIDIARIES AND INVESTMENTS.

               (a) The authorized capital stock of the Company consists of 50,000 shares of Common Stock, of which 20,844 shares are issued and outstanding. The outstanding shares of Common Stock are owned beneficially and of record solely by Sellers in the respective amounts set forth in
     Section 2.4(a) of the Disclosure Schedule. Each of the issued and outstanding Shares has been duly authorized and validly issued and is fully paid and nonassessable. Except as set forth in Section 2.4(a) of the Disclosure Schedule, no shares of capital stock of the Company are reserved for future issuance pursuant to outstanding stock options, warrants, convertible securities or other rights or for any other purpose, and there are no preemptive rights nor any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of the Company.

               (b) Each Seller severally represents and warrants to Buyer that such Seller owns all right, title and interest in and to all of such Seller's Shares, free and clear of all Liens. Upon the sale of such Shares to Buyer pursuant to this Agreement, all right, title and interest in and to all of such Shares, free and clear of all Liens, will pass to Buyer at the Closing.

               (c) The Company has no subsidiaries and does not directly or indirectly control (within the meaning of the Securities Exchange Act of 1934, as amended) any other entity or other person and, except for any marketable securities reflected on the Company Financial Statements (as hereinafter defined), the Company owns no investment or other interest in any other entity or person.

2.5  COMPANY FINANCIAL STATEMENTS.

               (a) Sellers have previously delivered to Buyer (i) the Company's audited financial statements for the years ended September 30, 2005, 2004 and 2003, and (ii) its unaudited financial statements for the nine-month period ended June 30, 2006 (collectively, the "Company Financial Statements"). Each of the Company Financial Statements has been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved and fairly presents in all material respects the financial position of the Company at the respective dates indicated therein and the results of operations of the Company for the periods set forth therein (except, in the case of unaudited interim statements, for routine year-end audit adjustments and the absence of footnotes).

               (b) Except as reflected or reserved for in the June 30, 2006 balance sheet included in the Company Financial Statements or as set forth in Section 2.5(b) of the Disclosure Schedule, the Company is not subject to any liability or obligation (whether direct or indirect, accrued, fixed, contingent or otherwise), other than


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     immaterial current liabilities and obligations incurred since such date in the ordinary and usual course of business consistent with past practice (none of which results from, arises out of or relates to any breach of contract, breach of contractual warranty, tort, infringement or violation of law).

2.6  ABSENCE OF CERTAIN CHANGES OR EVENTS.

          Except as reflected in the Company Financial Statements or set forth in Section 2.6 of the Disclosure Schedule, since June 30, 2006, (a) the Company has conducted its business only in the ordinary and usual course of business consistent with past practice; (b) the Company has not made any change in any accounting policies or the application thereof; (c) there has not occurred any event that would have required the consent of Buyer pursuant to Section 4.2 hereof, if this Agreement had been in effect on such date; and (d) there has not occurred any change in the business, prospects, properties, assets, financial condition or results of operations of the Company that, alone or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect (other than any such change resulting from changes in general economic or business conditions).

2.7  OWNERSHIP AND CONDITION OF ASSETS.

               (a) Except as set forth in Section 2.7(a) of the Disclosure Schedule, the Company owns or has the right to use all of the assets, whether real, personal or mixed, tangible or intangible, necessary for the continued operation of its business and has good and marketable title to or a valid leasehold interest in all of such assets, free and clear of all Liens, except for (i) Liens set forth in Section 2.7(a) of the Disclosure Schedule, (ii) Liens for taxes, assessments, or other governmental charges or levies that are not yet due or payable or that are being contested in good faith by appropriate proceedings, (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by statute the payable obligation for which is reflected in the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital, (iv) Liens incurred or deposits made in connection with worker's compensation, unemployment insurance or other types of social security; and (v) Permitted Liens with respect to the Real Property (as such terms are defined in Section 2.8 below).

               (b) Except as set forth in Section 2.7(b) of the Disclosure Schedule, the buildings, machinery, equipment and other material tangible assets of the Company are in all material respects structurally sound, in good operating condition and repair (subject to ordinary wear and tear and routine maintenance in the ordinary course of business) and adequate for the uses to which they are being put in the Company's business.

               (c) Except as set forth in Section 2.7(c) of the Disclosure Schedule, (i) all of the personal or mixed property used by the Company in the operation of its business is located at the Real Property, (ii) none of the Company's inventory is on consignment, (iii) the inventory as reflected in the Company Financial Statements has been valued in a manner consistent with past practices and procedures (including, without limitation, the method of computing overhead and other indirect expenses to be applied to inventory) and in accordance with GAAP and (iv) all inventory located at the Real Property is owned by the Company and is not held by the Company (on consignment or otherwise) for or on behalf of any other person. All of the inventory of the Company, except to the extent reflected by any inventory reserve in the Company Financial Statements or as will otherwise be written off or written down on the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital, is usable and saleable in the ordinary course of business.

2.8  STATUS OF OWNED REAL PROPERTY.

               (a) As used in this Agreement, the term "Real Property" means all land and all buildings, structures and improvements thereon, owned by the Company, together with all rights, privileges, interests, easements, hereditaments and appurtenances thereunto in any way incident, appertaining or belonging thereto. The Company has obtained commitments for owner's policies of title insurance covering the Real Property (the "Title Commitments"), copies of which have been delivered to Buyer. Sellers have no knowledge of any defect in title to any of the Real Property, other than those recorded easements, restrictions and other Liens set forth as exceptions in the Title Commitments (collectively, "Permitted Liens").

               (b) Except as set forth in the surveys of the Real Property which have been delivered to Buyer or as otherwise do not materially interfere with the present use, ownership or marketability of the Real Property, the Real Property (i) complies with all health, building, fire, safety and other applicable codes, ordinances and requirements (including those of the U.S. Mine Safety and Health Administration), (ii) is in compliance with all applicable zoning requirements and the use of such property is a permitted or legally established use under applicable zoning requirements, (iii) is not subject to any condemnation or eminent domain proceeding, (iv) is assessed separately from all other adjacent land for the purposes of real estate taxes (and the Company has obtained a separate tax lot with a separate tax assessment for each of such properties) and is not part of a larger tract of land owned by any other person and is not otherwise included under any unity of title or similar covenant with other lands and
     (v) is accessible through public or private easements or rights-of-way abutting or crossing the Real Property.

2.9  MATERIAL CONTRACTS.

          Section 2.9 of the Disclosure Schedule lists (a) each Contract other than any Contract which either (i) involves future payments to or by the Company during any twelve-month period of $10,000 or less or (ii) may be terminated by the Company, in its sole discretion, without payment of a penalty or premium, at any time upon notice of 30 days or less, (b) each lease, loan agreement, promissory note, letter of credit, security agreement and other financing document and each other Contract (or group of related Contracts) under which the Company has created, incurred or assumed any indebtedness, liability or other obligation or imposed a Lien on any of its assets, (c) each confidentiality or non-competition agreement (other than confidentiality agreements with the Company's current employees entered into in the ordinary course of business),
(d) each agreement with any affiliate or associate of the Company, (e) each agreement relating to any Employee Plan (as hereinafter defined) or Benefit Arrangement (as hereinafter defined), (f) each employment, consulting, distributor, sales

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representative or dealer agreement, (g) each license or royalty agreement, (h)
each agreement providing for indemnification by the Company other than indemnification agreements contained in standard terms and conditions of sale and (i) each agreement (or group of related Contracts) for the lease of real property or personal property (whether or not capitalized under GAAP) providing for lease payments in excess of $10,000 per year, to which the Company is a party or by which its properties or assets are bound (collectively, the "Material Contracts"'). Except as set forth in Section 2.9 of the Disclosure Schedule, each of the Material Contracts is a valid, binding and enforceable obligation of the Company and, to the knowledge of Sellers, each other party thereto, in accordance with its terms, and there is not any existing default or any event which, with or without notice or lapse of time or both, would constitute a default under any of the Material Contracts by the Company or, to the knowledge of Sellers, by any other party thereto.

2.10 RELATED PARTY ARRANGEMENTS.

          Except as set forth in Section 2.10 of the Disclosure Schedule, neither any Seller nor any current or former director, officer or employee of the Company, or any affiliate or associate of any Seller or any such director, officer or employee, is a party to any Contract or other commitment to which the Company is a party or by which any of its properties or assets is bound, or has a material interest in any Contract or any of the assets or properties owned by, used in or pertaining to the business of the Company.

2.11 INSURANCE.

          Section 2.11 of the Disclosure Schedule lists all liability, fire, casualty, fidelity, workers' compensation and other insurance policies currently held by or on behalf of the Company. Such policies are in amounts deemed to be adequate by the Company's management, all premiums with respect thereto are currently paid, such policies are in full force and effect and the Company has not received any notice that any such policy will not be renewed.

2.12 INTELLECTUAL PROPERTY.

               (a) Section 2.12 of the Disclosure Schedule lists all patents, copyrights, trademarks, service marks, trade names, trade dress, licenses, any registrations and applications for registrations therefor and all other intellectual property rights of the Company (collectively, the "Intellectual Property") that are patented, registered or otherwise the subject of any filing with any Governmental Entity (other than charter documents, qualifications to do business and other similar documents filed with the secretaries of state or similar officials of any jurisdiction). Except as set forth in Section 2.12 of the Disclosure Schedule, (i) the Company owns all right, title and interest in and to all Intellectual Property that is material to the conduct of its business, (ii) the use and registration of the Intellectual Property by the Company in the operation of its business, as presently conducted and as contemplated to be conducted, do not interfere with, infringe upon or misappropriate any rights of any other person and, to the knowledge of Sellers, are not being infringed by any other person and (iii) there is no claim, action, suit or other proceeding pending or, to the knowledge of Sellers, threatened, by or against the Company regarding the ownership of, or rights to sell or use, any of the Intellectual Property.

               (b) Section 2.12 of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that the Company uses pursuant to license, sublicense or other agreement, except for off-the-shelf computer software subject to shrinkwrap or clickwrap licenses. Sellers have delivered to Buyer correct and complete copies of all such licenses, sublicenses and other agreements (as amended to date). Except as set forth in Section 2.12 of the Disclosure Schedule, with respect to each item of Intellectual Property required to be identified in
     Section 2.12 of the Disclosure Schedule: (i) the license, sublicense or other agreement covering the item is enforceable, (ii) following the Closing, the license, sublicense or other agreement will continue to be enforceable on substantially similar terms and conditions, (iii) neither the Company nor, to the knowledge of Sellers, any other party to the license, sublicense or other agreement is in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit early termination, modification or acceleration thereunder, (iv) neither the Company nor, to the knowledge of Sellers, any other party to the license, sublicense or other agreement has repudiated any provision thereof, (v) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling or charge, (vi) no claim, action, suit or other proceeding is pending or, to the knowledge of Sellers, threatened which challenges the legality, validity, enforceability or use of the underlying item of Intellectual Property and (vii) the Company has not granted any sublicense or similar right with respect to the license, sublicense or other agreement.

2.13 PERMITS; COMPLIANCE WITH LAW.

          The Company possesses all licenses, permits and other authorizations from Governmental Entities required by applicable provisions of laws, ordinances, rules and regulations (collectively, "Permits"), necessary for the operation of its business as it exists on the date hereof. Except as set forth in Section 2.13 of the Disclosure Schedule, (a) the Company is in compliance in all material respects with the terms and conditions of such Permits and all laws, rules, regulations and orders applicable to the Company or its business and (b) the Company has not received any notification that either the Company or any of its business practices are in violation of any Permit or any such law, rule, regulation or order.

2.14 ABSENCE OF LITIGATION.

          Except as set forth in Section 2.14 of the Disclosure Schedule, (a) there is no claim, action, suit, other proceeding or investigation of any kind, at law or in equity, by or before any Governmental Entity pending or, to the knowledge of Sellers, threatened against the Company or its assets or properties and (b) the Company is not a party or subject to or in default under any judgment, order, decree or settlement agreement that imposes restrictions on the Company with respect to its business operations.

2.15 TAXES.

               (a) As used in this Agreement:

                    (i) "Audit" means any audit, assessment of Taxes, examination or other proceeding by the IRS or any other Governmental


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          Entity responsible for the administration of any Taxes, proceeding or appeal of such proceeding relating to Taxes.

                    (ii) "Code" means the Internal Revenue Code of 1986, as amended.

                    (iii) "IRS" means the Internal Revenue Service of the United States.

                    (iv) "Taxes" means all federal, state, local and foreign taxes, assessments, charges, duties and fees or similar charges of any kind whatsoever (whether imposed directly or through withholding), including, without limitation, all net income, gross income, gross receipts, excise, property, sales, use (or any similar taxes), transfer, franchise, payroll, withholding, social security, employment, environmental business license fees, or other taxes, including any interest, penalties and additions imposed with respect to such amounts, in each case with respect to the income, operations or assets of the Company.

                    (v) "Tax Returns" means all federal, state, local and foreign tax returns filed or required to be filed in connection with the determination, assessment or collection of any Tax.

               (b) Except as set forth in Section 2.15 of the Disclosure Schedule, all Tax Returns required to be filed on or prior to the date hereof by the Company have been duly and timely filed and all Taxes shown to be due and payable thereon have been duly paid on a timely basis, except for any Taxes the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings.

               (c) Except as set forth in Section 2.15 of the Disclosure Schedule, (i) no Tax Return is currently under Audit by any taxing authority and no notice of any such Audit has been received, and (ii) no deficiencies for any Taxes have been proposed, asserted or assessed by any taxing authority with respect to any liabilities for Taxes which have not been fully paid or finally settled.

               (d) The Company has complied with all withholding Tax requirements and procedures and, in the case of social security, unemployment, employee payroll and withholding Taxes, the Company has withheld amounts from its employees and has filed all Tax Returns regarding employee income Tax withholding and social security, unemployment Taxes and all other payroll Taxes in compliance in all material respects with applicable Tax withholding provisions and has made all required remittances in respect of such amounts withheld.

               (e) The Company is not a party to any tax sharing agreement or other Contract providing for the allocation or apportionment of any liability for Taxes, payments of Taxes or Tax benefits or refunds.

               (f) (c) Since August 1, 1999, the Company has been a validly electing S corporation within the meaning of Sections 1361 and 1362 of the Code and the Company will be an S corporation up to and including the Closing Date.

2.16 BENEFIT PLANS.

               (a) As used in this Agreement:

                    (i) "Employee Plans" means any pension, retirement, profit-sharing, deferred compensation, stock purchase, stock option, bonus or other incentive plan, any program, arrangement, agreement or understanding relating to or otherwise affecting the delivery of medical, dental or other health benefits to employees of the Company, any life insurance, accident, disability, workers' compensation, severance or separation plan, or any other employee benefit plan, including, without limitation, any Plan, and, with respect to all of the above, to which the Company (or any ERISA Affiliate (as hereinafter defined) on behalf of the Company) contributes or is a party or is bound or under which it may have liability and under which employees of the Company are eligible to participate or derive a benefit.

                    (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute.

                    (iii) "ERISA Affiliate" means any person that is under common control with the Company, within the meaning of Section 4001(b) of ERISA or 414(b), (c), (m) or (o) of the Code.

                    (iv) "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA), sponsored, maintained, contributed to or required to be contributed to by the Company or any ERISA Affiliate on behalf of the employees of the Company.

               (b) Section 2.16 of the Disclosure Schedule lists of all of the Employee Plans. Seller has delivered or has caused to be delivered to Buyer true and complete copies of (i) the Employee Plans (including amendments, related trust agreements, custodial agreements, insurance contracts, investment contracts and other funding arrangements, if any, and adoption agreements, if any), (ii) if any, material employee communications by the plan administrator of any Employee Plan (including, but not limited to, summary plan descriptions and summaries of material modifications, as defined under ERISA) and (iii) the three most recent annual reports (e.g., the complete Form 5500 series) prepared in connection with each Employee Plan (if any such report was required), including all attachments (including without limitation the audited financial statements, if any).

               (c) There has been no amendment to, written interpretation or announcement (whether or not written) by the Company relating to, or change in employee participation or coverage under any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of expense incurred in respect of such Employee Plan for the most recently ended plan year with respect to Employee Plans.

               (d) Each Employee Plan has been maintained in compliance with its terms and the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, which are applicable to such Employee Plan.

               (e) Each Employee Plan which is a pension benefit plan within the meaning of ERISA Section 3(2) (a "Pension Plan") has been determined to be "qualified" within the meaning of Section 401(a) of the Code, and has been qualified during the period from the date of its adoption to the date of this Agreement, and each trust created thereunder has been determined to be tax-exempt under Section 501(a) of the Code. Seller has delivered or caused to be delivered to Buyer the latest determination letters of the Internal Revenue Service issued to the Company.

               (f) There are no pending or, to the knowledge of Sellers, threatened (i) claims, action, suits or other proceedings by any employees, former employees or plan participants or the beneficiaries, spouses or Representatives of any of them, other than ordinary and usual claims for benefits by participants or beneficiaries, or (ii) actions, suits, investigations or other proceedings by any federal, state, local or other governmental agency or authority, of or against any Employee Plan, the assets held thereunder, the trustee of any such assets, or the Company relating to any of the Employee Plans.

               (g) The Company has not engaged (i) in any transaction or acted or failed to act in a manner that violates the fiduciary requirements of
     Section 404 of ERISA, or (ii) in any prohibited transaction, within the meaning of ERISA Section 406 and Section 4975 of the Code, with respect to any Employee Plans, and will not so engage, act or fail to act prior to the Closing, except those prohibited transactions that are exempted by statute, regulation, or administrative action.

               (h) The Company has made all required contributions under each Pension Plan on a timely basis or, if not yet due, adequate accruals therefore have been provided for in the financial statements.

               (i) Neither the Company nor any ERISA Affiliate has, within the past six years, maintained, adopted or established, contributed or been required to contribute to, or otherwise participate in or been required to participate in, nor will they become obligated to do so through the Closing, any "multiemployer plan" (as defined in Section 3(37) of ERISA).

               (j) As of the date of this Agreement and in the preceding six years neither the Company nor any ERISA Affiliate maintains or had maintained a Pension Plan which is covered by Title IV of ERISA or subject to the minimum funding requirements of Section 412 of the Code.

               (k) No Employee Plan provides benefits, including without limitation, any severance or other post employment benefit, salary continuation, termination, death, disability, or health or medical benefits (whether or not insured), life insurance or similar benefit with respect to current or former employees (or their spouses or dependents) of the Company beyond their retirement or other termination of service other than (i) coverage mandated by applicable law, (ii) death, disability or retirement benefits under any Pension Plan, or (iii) benefits, the full cost of which is borne by the current or former employee (or his or her beneficiary).

               (l) The Company has complied with, and satisfied, the requirements of COBRA with respect to each Employee Plan that is subject to the requirements of COBRA. Each Employee Plan which is a group health plan, within the meaning of Section 9832(a) of the Code, has complied with and satisfied the applicable requirements of Sections 9801 and 9802 of the Code. Each Employee Plan that is a health plan within the meaning of
     Section 1171(5) of Part C, Title XI of the Social Security Act, has complied with and satisfied the applicable requirements of Part C, Title XI of the Social Security Act and the regulations applicable thereto.

               (m) Section 2.16(m) of the Disclosure Schedule contains a list identifying each employment, severance or similar contract, arrangement or policy and each plan or arrangement providing for insurance coverage (including, without limitation, any self-insured arrangements), workers' compensation, disability benefits, supplemental employment benefits, vacation benefits, retirement benefits, deferred compensation, bonuses, profit-sharing, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement compensation or benefit which (i) is not an Employee Plan, (ii) has been entered into or maintained, as the case may be, by the Company and (directly or indirectly) any employee or former employee of the Company and (iii) still represents an outstanding liability or potential liability to the Company as of the date of this Agreement. Such contracts, plans and arrangements are hereinafter referred to collectively as the "Benefit Arrangements." True and complete copies or descriptions of the Benefit Arrangements have been delivered to Buyer. Each Benefit Arrangement has been maintained in substantial compliance with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangements.

               (n) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Company that, individually or in aggregate, could give rise to the payment by the Company, directly or indirectly, of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

2.17 LABOR MATTERS.

               (a) The Company is not a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization. No union or labor organization claims to represent the Company's employees and Sellers have no knowledge of any current union organizing activities among the Company's employees. There is no labor strike, dispute, slowdown, stoppage or lockout actually pending or, to Sellers' knowledge, threatened against or directly affecting the Company.

               (b) The Company is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours of work and occupational safety and health, including, without limitation, laws respecting employment discrimination, except, in each case, for such failures to be in compliance or such violations that, alone or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect. Except as set forth in
     Section 2.17 of the Disclosure Schedule, there are no claims, actions, suits or other proceedings pending or, to the knowledge of Sellers, threatened against the Company by or on behalf of any present or former employee of the Company alleging breach of any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship. The Company has not received any notice of the intent of any Governmental Entity responsible for the enforcement of labor or employment laws to conduct an investigation of the Company and no such investigation is in progress.

               (c) The Company is not delinquent in payments to any employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof.

               (d) The Company has on file a valid Form I 9 for each employee hired by the Company or any predecessor of the Company on or after November 7, 1986 and for each employee where employment terminated after July 1, 1998. Except as set forth on Section 2.17 of the Disclosure Schedule, all employees of the Company employed in the U.S. are (i) United States citizens, or lawful permanent residents of the United States, (ii) aliens whose right to work in the United States is unrestricted, (iii) aliens who have valid, unexpired work authorization issued by the Attorney General of the United States (Immigration and Naturalization Service) or (iv) aliens who have been continually employed by the Company since November 6, 1986 or the applicable date of hire. Except as set forth on Section 2.17 of the Disclosure Schedule, the Company has not been the subject of an immigration compliance or employment visit from, nor has the Company been assessed any fine or penalty by, or been the subject of any order or directive of, the United States Department of Labor or the Attorney General of the United States (Immigration and Naturalization Service).

2.18 ENVIRONMENTAL MATTERS.

               (a) As used in this Agreement:

                    (i) "Environmental Laws" means all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment including, without limitation, those related to Hazardous Materials, air emissions and discharges to waste or public systems.

                    (ii) "Hazardous Materials" means all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to the environment or health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be regulated, restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

               (b) Except as set forth in Section 2.18 of the Disclosure Schedule, the Company has not stored, released or disposed of any Hazardous Materials on the Real Property or elsewhere in a manner contrary to any Environmental Laws.

               (c) Except as set forth in Section 2.18 of the Disclosure Schedule, there are no (i) enforcement, clean-up, removal, mitigation or other governmental or regulatory actions pending or, to the knowledge of Sellers, threatened against the Company pursuant to any Environmental Laws concerning or dealing with any Real Property or any other location or the business of the Company, (ii) claims made or, to the knowledge of Sellers, threatened by any third party against the Company relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials, or (iii) occurrences or conditions at the Real Property or elsewhere which are reasonably likely to give rise to any such governmental or regulatory action or third-party claim.

               (d) Except as set forth in Section 2.18 of the Disclosure Schedule, the Real Property is in compliance with applicable Environmental Laws.

               (e) Neither the Company nor any predecessor of the Company has ever incorporated any Hazardous Materials or parts containing any Hazardous Materials in any of its products.

2.19 BROKERS.

          No broker, finder or investment banker, including any director, officer, employee, affiliate or associate of Seller, the Company or any of their affiliates, is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of any Seller or the Company, except for Robert E. Baird & Co. (who has been retained solely be Sellers and shall be compensated solely by Sellers).

2.20 SUPPLIERS AND CUSTOMERS.

          Section 2.20 of the Disclosure Schedule contains a list of the ten
(10) largest suppliers and ten (10) largest customers of the Company (by dollar volume of purchases or sales by the Company) for the fiscal year ending September 30, 2005. Except as set forth in Section 2.20 of the Disclosure Schedule, none of the suppliers or customers set forth in Section 2.20 of the Disclosure Schedule has informed the Company that it intends to terminate its relationship with the Company, and Sellers are not aware of any such supplier or customer that intends to terminate such relationship or of any material problem or dispute with any such supplier or customer. Except as set forth on Section 2.20 of the Disclosure Schedule, Sellers believe that the Company has good business relationships with each such supplier and customer.

2.21 PRODUCT WARRANTY.

          Except as set forth in Section 2.14 of the Disclosure Schedule and except for any reserve for product warranty claims set forth on the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital, the Company has no liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any liability) for replacement or repair of products manufactured, sold or leased by the Company prior to the Closing Date or for any other damages in connection with the manufacture, sale or lease of any product, including, without limitation, any liability arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by the Company prior to the Closing Date. The Company has made available to Buyer copies of the standard terms and conditions of sale or lease for the Company (containing applicable guaranty, warranty, and indemnity provisions). Except as set forth in those standard terms and conditions or as set forth in Section 2.21 of the Disclosure Schedule, no product manufactured, sold, leased, or delivered by the Company is subject to any guaranty, warranty, or other indemnity.

2.22 MATERIAL MISSTATEMENTS OR OMISSIONS.

          None of the representations and warranties by Sellers in this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer hereby represents and warrants to each Seller as follows:

3.1  ORGANIZATION AND AUTHORITY.

          Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer, the performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer and no other proceeding on the part of Buyer is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

3.2  NO CONFLICT; REQUIRED CONSENTS AND APPROVALS.

               (a) The execution and delivery of this Agreement by Buyer do not, and the performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the certificate of incorporation or bylaws of Buyer, (ii) conflict with or violate any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, judgment or decree applicable to Buyer or by or to which any of its properties or assets is bound or subject or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, any Contracts to which Buyer is a party or by which any of its properties or assets is bound, except, in the case of clause (ii) or (iii) above, for such conflicts, violations, breaches or defaults that, alone or in the aggregate, are not reasonably likely to prevent, materially delay or materially burden the transactions contemplated by this Agreement.

               (b) Other than the filings required under the HSR Act, the execution and delivery of this Agreement by Buyer do not, and the performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby will not, require Buyer to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any court, administrative agency or commission or other Governmental Entity, or any third party, the failure to obtain or make any or all of which is reasonably likely to prevent, materially delay or materially burden the transactions contemplated by this Agreement.

3.3  ACQUISITION OF THE SHARES FOR INVESTMENT.

          Buyer is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; provided, however, that the right of Buyer to dispose of its property and assets as and when it deems appropriate shall at all times be within its control.

3.4  AVAILABILITY OF FUNDS.

          Buyer has, or at the Closing will have, the funds necessary to purchase the Shares and consummate the transactions contemplated by this Agreement at the Closing upon the terms and conditions set forth herein.

3.5  BROKERS.

          No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer or any of its affiliates.

                                   ARTICLE IV

                                    COVENANTS

4.1  CONDUCT OF BUSINESS.

          From and after the date hereof and pending the Closing, unless Buyer shall otherwise consent in writing, Sellers shall cause the Company to (a) operate the business of the Company only in the ordinary and usual course of business consistent with past practice; (b) maintain the Company's properties, machinery and equipment in satisfactory operating condition and repair; (c) maintain all existing policies of insurance (or comparable policies) in full force and effect; (d) use all commercially reasonable efforts to preserve the business organization of the Company intact; (e) use all commercially reasonable efforts to keep available the services of the present officers and key employees of the Company; and (f) use all commercially reasonable efforts to preserve the Company's existing relationships with suppliers, distributors, customers and others having business relations with the Company such that its business will not be materially impaired. Sellers shall cause the Company's management to confer with Buyer on a regular basis to keep it informed with respect to operational matters of a material nature and to report the general status of the ongoing operations of the Company.

4.2  FORBEARANCES.

          Between the date hereof and the Closing, unless Buyer shall otherwise consent in writing, Sellers shall not nor shall they cause or permit the Company to:

               (a) (i) amend its articles of incorporation or bylaws; (ii) split, combine or reclassify the outstanding Shares; or (iii) declare, set aside or pay any dividend payable with respect to the Shares; provided, that the Company may distribute cash and cash equivalents to Sellers at the discretion of the Company's Board of Directors;

               (b) (i) issue, sell, pledge, dispose of or encumber any additional shares of, or securities convertible or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock of any class; (ii) transfer, lease, license, sell, mortgage, pledge, dispose of or encumber any material assets or incur or modify any material indebtedness or other liability other than in the ordinary and usual course of business; (iii) acquire directly or indirectly by redemption or otherwise any shares of the capital stock of the Company or (iv) authorize, make or commit to make capital expenditures in excess of $50,000 in the aggregate, or make any acquisition of, or investment in, any material assets or any stock or other securities of any other person;

               (c) incur any indebtedness for borrowed money, except for working capital financing in the ordinary and usual course of business consistent with past practice;

               (d) grant any severance or termination pay to, or enter into any employment or severance agreement with either (i) any director or officer of the Company or (ii) any other employee of the Company other than in the ordinary and usual course of business; and Seller shall not permit the Company to establish, adopt, enter into, make any new grants or awards under or amend, any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees of the Company (other than contributions in the ordinary and usual course of business under Employee Plans currently in effect on the date hereof);

               (e) settle or compromise any material claims or litigation or, except in the ordinary and usual course of business, modify, amend or terminate any of its material Contracts or waive, release or assign any material rights or claims;

               (f) (i) grant any increase in compensation in excess of five percent (5%) to any officer or employee whose compensation (base salary plus bonus) for the fiscal year of the Company ended on September 30, 2005 exceeded $75,000 or (ii) enter into, or amend in any material respect, any Employee Plan;

               (g) (i) grant any special conditions with respect to any account receivable other than in the ordinary course of business (e.g., extended terms), (ii) fail to pay any material account payable on a timely basis in the ordinary course of business consistent with past practice, (iii) purchase inventory in excess of supplies necessary in the ordinary course of business and consistent with past practice, (iv) ship inventory or take any other action designed or having the effect of accelerating or deferring the generation of accounts receivable in a manner inconsistent with past practice or (v) start up or acquire any new business or product line which is not similar to or directly complementary to any existing business or product line;

               (h) enter into any settlement with respect to any claim, action, suit, other proceeding or investigation of any kind against or relating to the Company, or any of its officers, directors, employees, or properties, assets or business;

               (i) take any action which would cause, or voluntarily fail to take any action the failure of which would cause, any representation or warranty of Sellers contained in this Agreement to be breached or untrue in any material respect;

               (j) make any change in any accounting policies or the application thereof except as required by GAAP and disclosed to Buyer; or

               (k) enter into any agreement to do any of the foregoing.

4.3  ACCESS; CONFIDENTIALITY.

               (a) Sellers shall cause the Company to provide Buyer and its employees, accountants, consultants, legal counsel, agents and other authorized representatives reasonable access during regular business hours and upon reasonable notice to the assets, properties, contracts, commitments, books and records of the Company for the purpose of making such investigations concerning the affairs of the Company as Buyer may reasonably desire, and Sellers shall, and shall cause the Company to, furnish Buyer such information as Buyer may from time to time reasonably require with respect to the Company and its affairs. Sellers shall cause the officers and employees of the Company to assist Buyer in making any such investigation and shall cause the counsel, accountants, consultants and other non-employee representatives of Sellers and the Company to be reasonably available to Buyer for such purposes.

               (b) Pending the Closing, all information and documents obtained by Buyer and its representatives pursuant to this Section shall be subject to the terms and conditions of the letter agreement, dated April 12, 2006 (the "Confidentiality Agreement") executed by Buyer with respect to the Company.

4.4  NO ACQUISITION PROPOSALS.

          Sellers shall not, and shall cause the Company and its directors, officers, employees and representatives (including, without limitation, any investment banker, attorney or accountant) not to, directly or indirectly, initiate or solicit any inquiries or the making of any proposal with respect to a merger, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets of, or any equity interest (including, without limitation, the Shares) in, the Company (an "Acquisition Proposal") or engage in any negotiations concerning, or provide any information or data to, or have any discussions with, any person relating to any Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement any Acquisition Proposal. Sellers shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any persons conducted heretofore with respect to any of the foregoing.

4.5  APPROPRIATE ACTION; CONSENTS; FILINGS.

          From and after the date hereof, each of the parties hereto shall use its commercially reasonable efforts to (a) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to satisfy the conditions to the Closing to be satisfied by it and to consummate and make effective the transactions contemplated by this Agreement, (b) obtain from any Governmental Entities or third parties any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by any party hereto in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (c) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement required under any applicable United States federal, state, local or foreign law; provided, that the parties hereto shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing parties and their respective advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith.

4.6  BENEFITS.

          During the one-year period after the Closing Date, Buyer shall, or shall cause the Company to, provide the employees of the Company with employee benefit plans that, in the aggregate, are substantially comparable to those currently provided by the Company to its employees; provided, however, that this
Section 4.6 shall not be deemed to create any obligation on the part of Buyer to continue the employment of any such employee for any period following the Closing Date. With respect to such employee benefit plans in which the employees of the Company may become eligible to participate during the one year period after the Closing Date, Buyer shall, or shall cause the Company to, (i) waive, to the extent permitted under the applicable plans or related policies of insurance and to the extent such person and conditions were covered under the Company employee benefit plans as of the Closing Date, all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Company employees,
(ii) provide each Company employee with credit towards any applicable deductible or out-of-pocket requirements and (iii) provide each Company employee with credit for all service with the Company; provided, however, that in no event shall the Company employees be entitled to any credit to the extent that it would result in a duplication of benefits with respect to the same period of service. Buyer shall credit each Company employee with any accrued but unused vacation time to which such employee is entitled at the Closing Date. Nothing in this Section shall confer upon any employee of the Company any rights or remedies, including any right to employment, or continued employment for any specified period, of any nature whatsoever under or by reason of the Agreement.

4.7  PUBLIC ANNOUNCEMENTS.

          The initial public announcement regarding this Agreement or the transactions contemplated hereby shall be a joint press release. Thereafter, the parties shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, except as otherwise required by law.

4.8  TERMINATION OF RELATED PERSON ARRANGEMENTS.

          All agreements and other arrangements, whether oral or written, with any affiliate or associate of the Company or any Seller which is disclosed pursuant to Section 2.10, shall be terminated effective on or prior to the Closing Date, except to the extent the continuation thereof is specifically consented to by Buyer in writing.

4.9  SATISFACTION OF INDEBTEDNESS.

          At or prior to the Closing, Sellers shall cause the Company to pay, or cause to be paid, its indebtedness for borrowed money and its other indebtedness, liabilities and obligations of a type required under GAAP to be reflected on the Closing Date Balance Sheet except to the extent reflected in the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital.

4.10 NON-COMPETITION.

          Each Seller agrees that, beginning on the Closing Date and continuing until the fifth (5th) anniversary of the Closing Date, he, she or it shall not, directly or indirectly, for their own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder or equity owner of any corporation or any other entity (except that they may own securities constituting less than three percent (3%) of any class of securities of a public company), or member of any firm or otherwise, engage or attempt to engage in the activities which the Company is presently conducting or pursuing, including, without limitation, the design and manufacturing of liquid handling products, including valves, fittings, pumps, couplings, strainer/filters, systems and accessories (the "Business") anywhere in the world where the Company conducts the Business.

4.11 NON-SOLICITATION.

          Each Seller agrees that, beginning on the Closing Date and continuing until the fifth (5th) anniversary of the Closing Date, he, she or it shall not, directly or indirectly, for his, her or its own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder or equity owner of any corporation or any other entity (a) employ or solicit the employment of any person who was employed by the Company at the Closing Date, except that Sellers shall be free to employ or solicit the employment of any such person whose employment with the Company has terminated for any reason (without any interference from Sellers thereof) and, unless Buyer shall otherwise consent in writing, who has not been employed by the Company for at least six (6) months,
(b) canvass or solicit business in competition with the Business from any person or entity who during the six (6) month period preceding the Closing Date shall have been a customer of the Company, (c) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Company or (d) intentionally disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Company and any supplier who during the six-month period preceding the Closing Date shall have supplied components, materials or services to the Company.

4.12 CONFIDENTIALITY.

          Sellers have had access to, and have gained knowledge with respect to the Business, including without limitation trade secrets, financial results and information, processes and techniques, technical production and cost data, methods of doing business and information concerning customers and suppliers, and other valuable and confidential information relating to the Business (the "Confidential Information"). Sellers acknowledge that unauthorized disclosure or misuse of the Confidential Information, whether before or after the Closing, will cause irreparable damage to the Company and Buyer subsequent to the Closing. The parties also agree that covenants by Sellers not to make unauthorized disclosures of the Confidential Information are essential to the growth and stability of the business of the Company and Buyer. Accordingly, each Seller agrees that he, she or it will not use or disclose any Confidential Information obtained in the course of his, her or its past connection with the Business, other than information generally available to the public through sources other than Sellers, except in connection with the performance of his or her obligations, if any, as an employee of the Company.

4.13 EQUITABLE REMEDIES/REASONABLENESS OF LIMITATIONS.

          Each Seller acknowledges that (a) a remedy at law for his, her or its failure to comply with the covenants contained in Sections 4.4, 4.10, 4.11 and
4.12 may be inadequate and (b) in the event of any such failure, Buyer shall be entitled to seek and obtain from a court having jurisdiction specific performance, an injunction, a restraining order or any other equitable relief in order to enforce any such provision. The right to obtain such equitable relief shall be in addition to any other remedy to which Buyer is entitled under applicable law (including, but not limited to, monetary damages). Each Seller represents and warrants that he, she or it has had an opportunity to consult with counsel regarding this Agreement, has fully and completely reviewed this Agreement with such counsel and fully understands the contents hereof. Each Seller agrees that the territorial, time and other limitations contained in this Agreement are reasonable and properly required for the adequate protection of the business and affairs of Buyer, and in the event that any one or more of such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, each Seller agrees to submit to the reduction of said territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Agreement is found to be unreasonable or otherwise invalid in any jurisdiction, in whole or in part, each Seller acknowledges and agrees that such limitation shall remain and be valid in all other jurisdictions.

4.14 USE OF CORPORATE NAME OR TRADE NAME.

          After the Closing, Sellers will not use or refer to the name "Banjo" or any trade name included within the Intellectual Property, or any derivative or variation thereof or any name similar thereto except in connection with the performance of their obligations, if any, as officers or employees of the Company.

4.15 LIABILITY INSURANCE.

          Sellers shall purchase and maintain tail coverages for the existing liability insurance coverages of the Company for a period of two (2) years after the Closing. At the Closing, Buyer shall pay, or shall reimburse Sellers for, twenty-five percent (25%) of the cost of such tail coverages.

4.16 NOTIFICATION OF CERTAIN MATTERS.

          Sellers shall give prompt written notice to Buyer of (a) any fact or circumstance, or any occurrence or failure to occur of any event of which Sellers have knowledge, which fact, circumstance, occurrence or failure causes or, with notice or the lapse of time, would cause any representation or warranty of Sellers contained in this Agreement to be breached or untrue or inaccurate in any respect any time from the date of this Agreement to the Closing and (b) any failure of Sellers to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by Sellers under this Agreement.

                                    ARTICLE V

                                   TAX MATTERS

5.1  AUDITS, ETC.

          Each party hereto agrees to promptly notify the other party upon receipt of notice of any Audit of the Company for any taxable year or period ending prior to or including the Closing Date, and agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to the Company as is reasonably necessary for the preparation and filing of any Tax Return, for the preparation for any Audit, and for the prosecution or defense of any claim, action, suit or other proceeding relating to any proposed adjustment of Taxes. The parties shall cooperate with each other in the conduct of any Audit and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section; provided, that notwithstanding anything herein or in Article VI to the contrary, Buyer, in good faith consultation with the Seller Representative, shall have the right to control and direct the manner and the resolution of any Audit involving the Company.

5.2  OTHER TAX MATTERS

               (a) Tax Periods Ending on or Before the Closing Date. Sellers shall prepare or cause to be prepared and shall file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date that are filed after the Closing Date. Sellers shall provide a copy of such Tax Returns and copies of the work papers and other documents prepared or information used in the preparation of such Tax Returns for Buyer's review at least fifteen (15) days prior to the date for filing such Tax Returns. To the extent permitted by applicable law, Sellers shall include any income, gain, loss, deduction or other tax items for such periods on their Tax Returns in a manner consistent with the Schedule K-1s furnished by the Company to Sellers for such periods. Sellers shall reimburse Buyer for any income Tax liability with respect to such periods within fifteen (15) days after payment by Buyer or the Company of such income Tax liability to the extent such income Tax liability is not reflected in the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital.

               (b) Tax Periods Beginning Before and Ending After the Closing Date. Buyer shall prepare or cause to be prepared and shall file or cause to be filed any Tax Returns of the Company for Tax periods that begin before the Closing Date and end after the Closing Date. Buyer shall provide a copy of such Tax Returns for Sellers' review at least fifteen (15) days prior to the date for filing such Tax Returns. Sellers shall pay to Buyer within fifteen (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to the portion of such Tax period ending on the Closing Date, to the extent such Taxes are not reflected in the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital. For purposes of this
     Section 5.2, in the case of any Taxes that are imposed on a periodic basis and are payable for a Tax period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such Tax period ending on the Closing Date shall (i) in the case of any Taxes other than Taxes based upon or related to income, receipts, wages, capital expenditures, or expenses, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the portion of the Tax period that ends on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (ii) in the case of any Tax based upon or related to income, receipts, wages, capital expenditures, or expenses, be deemed equal to the amount which would be payable if the relevant Tax period ended on the Closing Date. Any credits relating to a Tax period that begins before and ends after the Closing Date shall be taken into account as though the relevant Tax period ended on the Closing Date.

               (c) Cooperation In Connection With Tax Matters. Buyer, Sellers and the Company shall cooperate fully, as and to the extent reasonably requested by the other parties, in connection with the filing of Tax Returns pursuant to this Section 5.2 and any audit, claim, action, suit or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon another party's request) the provision of records and information that are reasonably relevant to any such audit, claim, action, suit or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Sellers and Buyer agree to, and agree to cause the Company to (i) retain all books and records with respect to Tax matters pertinent to the Company relating to any Tax period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or Seller, any extensions thereof) of the respective Tax periods, and to abide by all record retention agreements entered into with any Tax authority, and (ii) give the other parties reasonable written notice prior to transferring, destroying, or discarding any such books and records. Buyer and Sellers further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Entity or any other person as may be necessary to mitigate, reduce, or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated under this Agreement).

                                   ARTICLE VI

                                 INDEMNIFICATION

6.1  GENERALLY.

               (a) Each Seller, severally and not jointly, shall defend, indemnify and hold Buyer and its affiliates, the directors, officers and employees of Buyer and its affiliates, harmless from, against and in respect of any liability, loss, damage, claim, cost or expense (including, without limitation, expenses of investigation and defense and reasonable fees and disbursements of counsel; collectively, "Losses"), incurred by Buyer and arising out of or based upon any breach by such Seller of its representations and warranties set forth in Section 2.1 or Section 2.4(b) hereof.

               (b) Sellers, jointly and severally, shall defend, indemnify and hold Buyer and its affiliates, and the directors, officers and employees of Buyer and its affiliates, harmless from, against and in respect of any Losses incurred by Buyer and arising out of or based upon any breach by Sellers of their representations and warranties set forth in Article II hereof (except those set forth in Section 2.1 and Section 2.4(b) hereof).

               (c) Sellers, jointly and severally, shall defend, indemnify and hold Buyer and its affiliates, the directors, officers and employees of Buyer and its affiliates, harmless from, against and in respect of the following:

                    (i) any and all Losses suffered or incurred by any of them (before or after the Closing) by reason of the nonfulfillment of any covenant or agreement by Sellers contained in this Agreement;

                    (ii) any and all Losses suffered or incurred by any of them by reason of any demands, claims, inquiries, arbitration or lawsuits by any former shareholder or other equity owner of the Company, or any such shareholder's or other equity owner's personal representative or any other person making a claim based on a relationship with any other shareholder or other equity owner of the Company;

                    (iii) any and all Losses suffered or incurred by any of them arising from any indebtedness, liability or obligation of the Company on the Closing Date of a type required under GAAP to be reflected on the Closing Date Balance Sheet or any indebtedness for borrowed money incurred by the Company on or after the Closing Date but before the Closing, except to the extent reflected in the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital; and

                    (iv) any and all Losses suffered or incurred by any of them attributable to (A) any of the matters disclosed in Section 2.14 of the Disclosure Schedule or (B) with respect to the importing or exporting of goods to or from the United States, any failure of the Company before the Closing to have obtained any Permits, or to have complied with the terms and conditions of any Permits or laws, rules, regulations or orders, applicable to the Company or its business.

6.2  TAX INDEMNIFICATION.

               (a) Sellers, jointly and severally, shall defend, indemnify and hold Buyer and the Company harmless from, against and with respect to any and all Taxes that may be imposed upon or assessed against the Company or Buyer or the assets of the Company (A) based on income attributable to any period ending on or prior to the Closing Date (including, without limitation, any tax imposed by reason of the transactions contemplated by this Agreement), (B) based on operations of the Company on or prior to the Closing Date or (C) arising by reason of any breach by Sellers of any of the representations contained in Section 2.15, and shall be responsible for any liability for any federal, state, local or foreign income, business and occupation or similar Taxes owing by the Company to any Governmental Entity attributable to the operations and activities of, or otherwise incurred by or existing with respect to, the Company for any period ending on or prior to the Closing Date, except, in each case, to the extent fully reflected on the Closing Date Balance Sheet and used in calculating the Adjusted Working Capital.

               (b) Any claim for indemnity under this Section 6.2 may be made at any time prior to sixty (60) days after the expiration of the applicable tax statute of limitations with respect to the relevant taxable period (including all periods of extension, whether automatic or permissive).

6.3  CERTAIN LIMITATIONS.

               (a) The indemnification obligations of Sellers under Section 6.1(b) shall not apply to the first $1,000,000, in the aggregate, of Losses referred to therein, except to the extent that such Losses may be incurred by virtue of or result from fraud or intentional misrepresentation.

               (b) The indemnification obligations of Sellers under Sections 6.1(b) shall not exceed $10,000,000 in the aggregate, and the indemnification obligations of each Seller under this Article VI shall not exceed the aggregate Purchase Price received by such Seller for his, her or its Shares; provided however, that the foregoing limitations shall not apply to any Losses resulting from a breach of the representations and warranties contained in Section 2.4 (Capitalization of the Company; Subsidiaries and Investments) or Section 2.7(a) (Ownership and Condition of Assets) or that that may be incurred by virtue of or result from fraud or intentional misrepresentation.

               (c) All representations and warranties of Sellers contained in this Agreement shall survive the Closing for a period of eighteen (18) months (the "Claims Period"): except that (A) the representations and warranties in Section 2.4 (Capitalization of the Company; Subsidiaries and Investments) and Section 2.7(a) (Ownership and Condition of Assets) shall survive the Closing indefinitely and (B) the representations and warranties in Section 2.18 (Environmental Matters) and Section 2.15 (Taxes) shall survive the Closing for a period of six (6) years from the date Sellers file the last tax return described in Section 5.2(a). Any claim made by Buyer with respect to the representations and warranties of Sellers contained in this Agreement must be initiated by Buyer during the Claims Period, except that any claim with respect to the representations and warranties in Section 2.18 (Environmental Matters) or in Section 2.15 (Taxes) must be initiated within six (6) years following the filing by Sellers of the last tax return required to be filed pursuant to Section 5.2(a) of this Agreement and there shall be no time limit on when claims may be initiated with respect to the representations and warranties in
     Section 2.4 (Capitalization of the Company; Subsidiaries and Investments) and Section 2.7(a) (Ownership and Condition of Assets). All of the representations and warranties of Sellers contained in this Agreement shall in no respect be limited or diminished by any past or future inspection, investigation, examination or possession on the part of Buyer or its representatives or any notice pursuant to Section 4.16. All covenants and agreements made by Sellers contained in this Agreement (including, without limitation, the obligation of Sellers to convey the Shares to Buyer free and clear of any Lien and the indemnification obligations of Sellers set forth in this Article VI) shall survive the Closing Date until fully performed or discharged.

               (d) The amount of any Loss subject to indemnification by Sellers hereunder shall be reduced by the amount of any insurance proceeds received by Buyer or the Company in respect of such Loss (net of retrospective premium payment or prospective premium increases).

6.4  DEFENSE OF CLAIMS.

               (a) As used in this Section 6.4, any party seeking indemnification pursuant to this Article VI is referred to as an "Indemnified Party" and any party from whom indemnification is sought pursuant to this Article VI is referred to as an "Indemnifying Party." An Indemnified Party which proposes to assert the right to be indemnified under this Article VI shall submit a written demand for indemnification to the Indemnifying Party as promptly as practicable after its discovery of grounds for indemnification hereunder, setting forth in summary form the facts as then known which form the basis for the claim for indemnification; provided, however, that the failure to give such notice will not affect such claim of indemnification except to the extent of actual prejudice to the Indemnifying Party. With respect to claims based on actions by third parties, an Indemnified Party shall, within fifteen (15) days after the receipt of notice of the commencement of any claim, action, suit or other proceeding against it in respect of which a claim for indemnification is to be made against an Indemnifying Party, notify the Indemnifying Party in writing of the commencement of such claim, action, suit or other proceeding, enclosing a copy of all papers served; provided, however, that the failure to so notify the Indemnifying Party of any such claim, action, suit or other proceeding shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party, except to the extent that the Indemnifying Party is prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within fifteen (15) days after receipt by the Indemnified Party, copies of all further notices relating to such claim.

               (b) With respect to claims based on actions by third parties, Sellers may, at their option, upon providing to Buyer written acknowledgment of their obligation to indemnify each Indemnified Party for all Losses arising with respect to such claim pursuant to this Article VI, assume the defense of such claim with counsel reasonably satisfactory to Buyer, at the sole cost and expense of Sellers unless (i) such claim seeks an order, injunction or other equitable relief against Buyer or the Company, (ii) Buyer shall have reasonably concluded that there is a conflict of interest between Sellers, on the one hand, and Buyer or the Company, on the other hand, in the defense of such claim or (iii) the amount of potential exposure with respect to such claim exceeds the amounts remaining with the escrow agent pursuant to the Escrow Agreement (A) minus the amount of all prior claims delivered to the escrow agent by Buyer which remain unresolved and (B) plus the amount of any bond or other security reasonably satisfactory to Buyer posted by Seller Representative upon the assumption of such defense. After any assumption of the defense of any claim by Sellers, Sellers shall not be liable to Buyer for any legal expenses thereafter incurred by Buyer in connection with the defense thereof other than reasonable costs of investigation and any costs incurred in the course of such defense. In any such event, whether or not Sellers do so assume the defense thereof, Sellers and Buyer shall cooperate in the defense thereof and shall furnish such records and information and attend at such proceedings as may be reasonably requested in connection herewith. Subject to Section 6.4(c) below, unless Seller Representative unreasonably withholds such consent Sellers shall have no indemnification obligations with respect to any claim or demand that is settled by Buyer without the prior written consent of the Seller Representative (which consent shall not be unreasonably withheld).

               (c) In the event that Buyer proposes to settle any third party claim by any person other than a Governmental Entity, then Buyer shall give the Seller Representative ten (10) business days' prior written notice of such proposed settlement, together with a description of such claim and the principal terms of the proposed settlement in reasonable detail. During such ten (10) business day period, Buyer shall provide to the Seller Representative any additional information requested by the Seller Representative that he reasonably deems necessary to make a determination whether to accept or reject such proposed settlement. The Seller Representative shall notify Buyer prior to the end of such ten (10) business day period as to whether Sellers accept or reject such proposed settlement; provided, however, that notwithstanding anything to the contrary contained in this Article VI, if Sellers reject the proposed settlement, Sellers shall at the time of such rejection acknowledge their obligation to indemnify Buyer for all Losses arising with respect to such claim pursuant to this Article VI and shall at such time also post a performance bond, letter of credit or other similar security in each case reasonably satisfactory to Buyer in an amount which equals, the excess of (i) the amount by which the amount claimed pursuant to such third party claim or, if greater, the potential liability arising out of such third party claim (in the good faith judgment of the Indemnified Party), exceeds the proposed settlement amount over (ii) the amount, if any, remaining with the escrow agent pursuant to the Escrow Agreement (A) minus the amount of all prior claims delivered to the escrow agent by Buyer which remain unresolved and (B) plus the amount of any bond or other security previously posted by Sellers upon any assumption of the defense of such claim by Sellers pursuant to Section 6.4(b) above.

               (d) In the event that any claim for indemnification is made with respect to any third party claim pursuant to this Article VI, (A) the party assuming primary responsibility for the defense of such claim shall at all times keep the other party reasonably informed as to the status of such claim and (B) the party not primarily responsible for the defense of such claim shall cooperate folly with the other party in connection with such defense.

6.5  EXCLUSIVE REMEDY.

          The rights of indemnification of Buyer under this Article VI shall be the sole and exclusive remedy available to Buyer and its affiliates, and the directors, officers and employees of Buyer and its affiliates, for any Losses incurred by any of them after the Closing as a result of any breach by any Seller of its representations, warranties, covenants and agreements set forth in this Agreement or otherwise in connection with the transactions contemplated hereby except for fraud or intentional misrepresentation; provided, however, that this Section 6.5, shall not preclude or limit Buyer from the exercise of all available equitable remedies in the event of any breach by any Seller of its covenants to be performed after the Closing Date.

6.6  ESCROW AGREEMENT.

          All Losses incurred by Buyer that are subject to indemnification hereunder shall be payable first from the funds being held in escrow pursuant to the Escrow Agreement, to the extent of such funds, as provided for in the Escrow Agreement.

                                   ARTICLE VII

                                   CONDITIONS

7.1  CONDITIONS TO OBLIGATIONS OF BUYER.

          The obligations of Buyer to consummate the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law, in a written instrument executed and delivered by Buyer:

               (a) Representations and Warranties. Each of the representations and warranties of each Seller contained in this Agreement shall be true in all material respects at and as of the Closing, as though made at and as of the Closing.

               (b) Agreements and Covenants. Each Seller shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing.

               (c) Certificate. Buyer shall have received a certificate signed by each Seller to the effect set forth in Sections 7.1(a) and (b).

               (d) Consents and Approvals. The waiting period under the HSR Act shall have expired or been terminated; all other filings required to be made prior to the Closing by the Company with, and all consents, approvals and authorizations required to be obtained by the Company from, any Governmental Entities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, shall have been made or obtained (as the case may be); and the Company shall have obtained the necessary consents to consummation of the transactions contemplated hereby of the persons set forth in Sections 2.3(b) of the Disclosure Schedule, in each case on terms and conditions reasonably satisfactory to Buyer.

               (e) No Order. No claim, action, suit or other proceeding by or before any Governmental Entity shall have been instituted, and no Governmental Entity, including any federal or state court of competent jurisdiction, shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, judgment, decree, injunction or other order (whether temporary, preliminary or permanent), which, in either case, is in effect and which has the effect of making the transactions contemplated by this Agreement illegal, or otherwise restrains consummation of the transactions contemplated hereby (collectively, an "Order").

               (f) Employment Agreements. Each of Michael Bowman and Mark Gillen and shall have entered into an Employment Agreement with Buyer (the "Employment Agreements") in substantially in the form attached hereto as
     Exhibit 7.1(f).

               (g) Escrow Agreement. Sellers and Buyer shall have executed and delivered an Escrow Agreement (the "Escrow Agreement") in substantially in the form attached hereto as Exhibit 7.1(g).

               (h) Proceedings and Documents. All legal details and corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident thereto shall be reasonably satisfactory to Buyer and its counsel, and Buyer and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (i) Legal Opinion. Buyer shall have received the opinion of Baker & Daniels, counsel to the Company and Sellers, in substantially the form attached hereto as Exhibit 7.1(i) and otherwise in form and substance reasonably satisfactory to Buyer.

               (j) No Material Adverse Change. Since June 30, 2006, there shall not have occurred any change in the business, prospects, properties, assets, financial condition or results of operations of the Company that, alone or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect (other than any such change resulting from changes in general economic or business conditions).

7.2  CONDITIONS TO OBLIGATIONS OF SELLERS.

          The obligations of each Seller to consummate the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law, in a written instrument executed and delivered by the Seller Representative:

               (a) Representations and Warranties. Each of the representations and warranties of Buyer contained in this Agreement shall be true in all material respects at and as of the Closing, as though made at and as of the Closing.

               (b) Agreements and Covenants. Buyer shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing.

               (c) Officer's Certificate. Sellers shall have received a certificate signed by a duly authorized officer of Buyer to the effect set forth in Sections 7.2(a) and (b).

               (d) Consents and Approvals. The waiting period under the HSR Act shall have expired or been terminated; and all other filings required to be made prior to the Closing by Buyer with, and all consents, approvals and authorizations required to be obtained by Buyer from, any Governmental Entities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, shall have been made or obtained (as the case may be).

               (e) No Order. There shall be no Order.

               (f) Other Agreements. Buyer shall have executed and delivered the Escrow Agreement and the Employment Agreements, in substantially in the forms attached as Exhibits to this Agreement.

               (g) Proceedings and Documents. All legal details and corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident thereto shall be reasonably satisfactory to Buyer and its counsel, and Buyer and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                                  ARTICLE VIII

                                   TERMINATION

8.1  TERMINATION.

          This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing:

               (a) by mutual written consent of those Sellers then owning a majority of the Shares (the "Majority Sellers") on the one hand, and Buyer on the other hand;

               (b) by the Majority Sellers, on the one hand, or Buyer on the other hand, if the Closing shall not have occurred on or before October 31, 2006 (or, if the Closing has not then occurred because the waiting period under the HSR Act shall not have expired or been terminated, on or before November 30, 2006), or such later date to which the Majority Sellers and Buyer agree in writing, for any reason other than a breach of this Agreement by the terminating party;

               (c) by Buyer, if there shall have been any material breach by Sellers of their representations, warranties, covenants and agreements set forth herein, which breach (i) has, in the reasonable judgment of Buyer, rendered impossible the satisfaction of any of the conditions set forth in
     Section 7.1 hereof and (ii) has not been remedied within 15 days after Buyer delivers written notice of such breach to the Seller Representative (any such written notice to refer specifically to this Section 8.1(c) and to describe such breach in reasonable detail); or

               (d) by the Majority Sellers, if there shall have been any material breach by Buyer of any of its representations, warranties, covenants and agreements set forth herein, which breach (i) has, in the reasonable judgment of the Majority Sellers, rendered impossible the satisfaction of any of the conditions set forth in Section 7.2 hereof and
     (ii) has not been remedied within 15 days after the Seller Representative delivers written notice of such breach to Buyer (any such written notice to refer specifically to this Section 8.1(d) and to describe such breach in reasonable detail).

8.2  PROCEDURE AND EFFECT OF TERMINATION.

               (a) In the event of termination of this Agreement pursuant to this Article VIII, the terminating party shall forthwith give written notice thereof to the other party and this Agreement shall terminate, and the transactions contemplated hereby shall be abandoned, without further action by either of the parties hereto.

               (b) If this Agreement is terminated as provided herein, neither party hereto shall have any liability or further obligation hereunder to the other party, except as provided in Section 9.2 and except that nothing herein shall relieve any party from liability for any breach of this Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS AND GENERAL

9.1  PAYMENT OF EXPENSES.

          Whether or not the transactions contemplated by this Agreement are consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the transactions contemplated hereby; provided, however, that the Company shall pay the reasonable legal fees and expenses of a single law firm and a single firm of independent accountants to represent the Company and the Sellers in connection with the transactions contemplated hereby for services performed at or before the Closing and an accrual for all such fees and expenses shall be included on the Preliminary Closing Date Balance Sheet and the Closing Date Balance Sheet.

9.2  SURVIVAL.

          The representations and warranties of Sellers set forth in Article II of this Agreement shall survive the Closing as set forth in Article VI hereof. The agreements of the parties contained in Articles I, IV, V, VI and this
Article IX shall survive the Closing until the expiration of the respective periods specified therein or, if none is specified, indefinitely. The agreements of the parties contained in Sections 4.3(b), 8.2 and this Article IX shall survive any termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing or termination of this Agreement.

9.3  ENTIRE AGREEMENT; ASSIGNMENT; ETC.

          This Agreement (including the Disclosure Schedule) and the Confidentiality Agreement constitute the entire agreement, and supersede all other agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof, and shall not be assignable by operation of law or otherwise and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto.

9.4  CAPTIONS.

          The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

9.5  SEVERABILITY.

          If any term or other provision of this Agreement, or any portion thereof, is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement, or remaining portion thereof, shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision, or any portion thereof, is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are consummated to the fullest extent possible.

9.6  MODIFICATION OR AMENDMENT.

          The parties hereto may modify or amend this Agreement at any time, only by a written instrument duly executed and delivered by each party hereto.

9.7  NOTICES.

          All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given (i) on the date delivered, if delivered personally, (ii) on the fifth business day after being mailed by registered or certified mail (postage prepaid, return receipt requested), in each case, to the parties at the following addresses, or (iii) on the date sent and confirmed by electronic transmission to the facsimile number specified below (or at such other address or facsimile number for a party as shall be specified by notice given in accordance with this Section):

               (a)  If to any Seller, to:

                    Jack K. Canine, as Seller Representative
                    Michael Bowman, as Seller Representative
                    150 Banjo Drive
                    Crawfordsville, Indiana 47933
                    Facsimile No.: (765) 362-0744

               with a copy to:

                    Baker & Daniels LLP
                    600 East 96th Street
                    Suite 600
                    Indianapolis, IN 46240
                    Attention: J. Jeffrey Brown
                    Facsimile No.: (317) 569-4800

               (b)  If to Buyer, to:

                    IDEX Corporation
                    630 Dundee Road, Suite 400
                    Northbrook, Illinois 60062
                    Attention: Frank J. Notaro
                               Daniel J. Salliotte
                    Facsimile No.: (847) 498-9123

               with a copy to:

                    Hodgson Russ LLP
                    One M&T Plaza, Suite 2000
                    Buffalo, New York 14203
                    Attention: John P. Amershadian
                               Richard F. Campbell

                               Brad A. Birmingham
                         Facsimile No.: (716) 849-0349

          No provision of this Agreement, including this Section, shall be deemed to constitute consent to the manner and address for service of process in connection with any legal proceeding (including such arising out of or in connection with this Agreement), which service shall be effected as required by applicable law.

9.8  FAILURE OR DELAY NOT WAIVER; REMEDIES CUMULATIVE.

          No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. Any waiver of a breach of any of the provisions of this Agreement shall not be deemed a waiver of any other provision of this Agreement.

9.9  DEFINITION OF "KNOWLEDGE."

          As used in this Agreement the terms "know," "known," "knowledge" and similar terms shall mean, with reference to Sellers, the actual knowledge of Jack C. Canine, Michael Bowman, Cindy Sowder, Deb Gillen, Mark Gillen or Vince Bezdicek, in each case after due inquiry of the employees of the Company who have managerial responsibility for the matter in question.

9.10 GOVERNING LAW.

          This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of laws principles thereof.

9.11 COUNTERPARTS.

          This Agreement may be executed in the original or by telecopy in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

9.12 WAIVER OF JURY TRIAL.

          EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY CLAIM, SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

9.13 APPOINTMENT OF SELLER REPRESENTATIVE.

               (a) Powers of Attorney. Each Seller irrevocably constitutes and appoints each of Jack K. Canine and Michael Bowman, with either fully able to act as such alone, (each the "Seller Representative") as such Seller's true and lawful agent, proxy and attorney-in-fact and agent and authorizes the Seller Representative acting for such Seller and in such Seller's name, place and stead, in any and all capacities to do and perform every act and thing required or permitted to be done in connection with the transactions contemplated by this Agreement and the Escrow Agreement, as fully to all intents and purposes as such Person might or could do in person, including, without limitation, to (i) consummate the transactions contemplated herein, and in the event of such consummation, to receive payment on behalf of such Seller for the Shares,
     (ii) pay such Seller's expenses (whether incurred on or after the date hereof) incurred in connection with the performance of this Agreement and the Escrow Agreement, it being understood that such expenses shall be allocated among the Sellers based upon each Seller's proportionate shareholdings, (iii) disburse any funds received hereunder to such Seller and each other Seller, (iv) execute and deliver the Escrow Agreement and any other Contracts contemplated herein and any certificates or other documents required hereunder, including delivery of any stock certificates representing the Shares, (v) execute and deliver on behalf of such Seller any amendment hereto or to any of the documents described in clause (iv) of this Section 9.13(a), (vi) take all other actions to be taken by or on behalf of such Seller in connection herewith, (vii) negotiate, settle, compromise and otherwise handle, pay or accept any amounts pursuant to this Agreement or pursuant to any of the documents described in clause (iv) of this Section 9.13(a), (viii) to negotiate, settle, compromise and otherwise handle all claims for indemnification made by Buyer pursuant to this Agreement and (ix) do each and every act and exercise any and all rights which such Seller or the Sellers (collectively) are permitted or required to do or exercise under this Agreement. Each Seller grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in connection with the transactions contemplated by this Agreement, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the Seller Representative may lawfully do or cause to be done by virtue hereof. Each Seller will, by executing this Agreement agree that such agency, proxy and power of attorney are coupled with an interest, and are therefore irrevocable without the consent of the Seller Representative and shall survive the death, incapacity, or bankruptcy of such Seller. Each Seller acknowledges and agrees that upon execution of this Agreement, any delivery by the Seller Representative of any waiver, amendment, agreement, opinion, certificate or other documents executed by the Seller Representative or any decisions made by the Seller Representative pursuant to this Section 9.13, such Seller shall be bound by such documents or decision as fully as if such Seller had executed and delivered such documents or made such decisions.

               (b) No Fiduciary Relationship. The Seller Representative shall not have by reason of this Agreement a fiduciary relationship in respect of any Seller, except in respect of amounts received on behalf of such Seller. The Seller Representative shall not be liable to any Seller for any action taken or omitted by him or any agent employed by him hereunder or under any other document or agreement in connection therewith, except that the Seller Representative shall not be relieved of any liability imposed by law for gross negligence or willful misconduct. The Seller Representative shall not be liable to Sellers for any apportionment or distribution of payments made by the Seller Representative in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Seller to whom payment was due, but not made, shall be to recover from other Sellers any payment in excess of the amount to which they are determined to have been entitled. The Seller Representative shall not be required to make any inquiry concerning either the performance of observance of any of the terms, provisions or conditions of this Agreement.

               (c) Replacement of the Seller Representative. Upon the death, disability or incapacity of the initial Seller Representative appointed pursuant to Section 9.13(a) above, each Seller acknowledges and agrees the Majority Sellers shall promptly appoint a replacement Seller Representative hereunder within ten (10) days. In the event that the Seller Representative resigns for any reason, the Majority Sellers shall promptly appoint another representative to fill such vacancy. Any substituted representative shall be deemed the Seller Representative for all purposes of this Agreement and the documents executed in connection with this Agreement.

               (d) Actions of the Seller Representative; Liability of the Seller Representative. Each Seller agrees that Buyer shall be entitled to rely on any action taken by the Seller Representative, on behalf of Sellers, pursuant to this Agreement (each, an "Authorized Action"), and that each Authorized Action shall be binding on each Seller as fully as if such Seller had taken such Authorized Action. Buyer agrees that the Seller Representative shall have no liability to Buyer for any Authorized Action, except to the extent that such Authorized Action is found by a final order of a court of competent jurisdiction to have constituted fraud or willful misconduct. Sellers jointly and severally agree to pay, and to indemnify and hold harmless Buyer from and against any losses which they may suffer, sustain, or become subject to, as the result of any claim by any Person that an Authorized Action is not binding on, or enforceable against, Sellers. In addition, Sellers hereby release and discharge Buyer from and against any liability arising out of or in connection with the Seller Representative's failure to distribute any amounts received by the Seller Representative on Sellers' behalf to Sellers.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                      SIGNATURES APPEAR ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, this Stock Purchase Agreement has been duly executed and delivered by the duly authorized officers of each of the parties hereto as of the date first written above.

                                        "SELLERS":


                                        ----------------------------------------
                                        Jack K. Canine


                                        ----------------------------------------
                                        Michael Bowman


                                        ----------------------------------------
                                        Michael Bowman, as Trustee of the
                                        Cynthia Dawn Sowder Irrevocable Trust
                                        dated December 21, 1990


                                        ----------------------------------------
                                        Michael Bowman, as Trustee of the Marcia
                                        Jill Parker Irrevocable Trust dated
                                        December 21, 1990


                                        ----------------------------------------
                                        Michael Bowman, as Trustee of the Debora
                                        Lynn Gillen Irrevocable Trust dated
                                        December 21, 1990


                                        ----------------------------------------
                                        Cindy Sowder


                                        ----------------------------------------
                                        Deb Gillen


                                        ----------------------------------------
                                        Jill Parker

                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                        ----------------------------------------
                                        Ken Sowder


                                        ----------------------------------------
                                        Kevin Parker


                                        ----------------------------------------
                                        Courtney Sowder, as Trustee of the
                                        Courtney Sowder Irrevocable Trust
                                        February 23, 2005


                                        ----------------------------------------
                                        Cody Sowder, as Trustee of the Cody
                                        Sowder Irrevocable Trust February 23,
                                        2005


                                        ----------------------------------------
                                        Marcia Jill Parker, as Trustee of the
                                        Parker Children IRR Trust F/B/O Megan
                                        Parker dated October 9, 2002


                                        ----------------------------------------
                                        Kevin Dewayne Parker, as Trustee of the
                                        Parker Children IRR Trust F/B/O Megan
                                        Parker dated October 9, 2002


                                        ----------------------------------------
                                        Marcia Jill Parker, as Trustee of the
                                        Parker Children IRR Trust F/B/O Abigale
                                        Parker dated October 9, 2002


                                        ----------------------------------------
                                        Kevin Dewayne Parker, as Trustee of the
                                        Parker Children IRR Trust F/B/O Abigale
                                        Parker dated October 9, 2002

                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                        ----------------------------------------
                                        Debora Lynn Gillen, as Trustee of the
                                        Gillen Children Trust dated July 24,
                                        1998 and amended July 1, 1999


                                        ----------------------------------------
                                        Mark Gillen, as Trustee of the Gillen
                                        Children Trust dated July 24, 1998 and
                                        amended July 1, 1999


                                        ----------------------------------------
                                        Jack K. Canine, U/A Banjo Qualified
                                        Marital Share (Elected) Trust dated
                                        March 4, 1997


                                        ----------------------------------------
                                        Michael D. Bowman, U/A Banjo Qualified
                                        Marital Share (Elected) Trust dated
                                        March 4, 1997


                                        ----------------------------------------
                                        Jack K. Canine, U/A Banjo Qualified
                                        Marital Share (Non-Elected) Trust dated
                                        March 4, 1997


                                        ----------------------------------------
                                        Michael D. Bowman, U/A Banjo Qualified
                                        Marital Share (Non-Elected) Trust dated
                                        March 4, 1997

                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                        BANJO CORPORATION


                                        By
                                           -------------------------------------
                                           Michael Bowman
                                           President


                                        IDEX CORPORATION


                                        By
                                           -------------------------------------
                                           Frank J. Notaro
                                           Vice President

                               LIST OF SECTIONS OF

                             THE DISCLOSURE SCHEDULE

SECTIONS TO DISCLOSURE SCHEDULE

2.3     No Conflict; Required Filings and Consents
2.4(a)  Capitalization of the Company
2.5     Company Financial Statements
2.6     Absence of Certain Changes or Events
2.7     Ownership and Condition of Assets
2.9     Material Contracts
2.10    Related Party Arrangements
2.11    Insurance
2.12    Intellectual Property
2.13    Permits; Compliance with Law
2.14    Absence of Litigation
2.15    Taxes
2.16    Benefit Plans
2.17    Labor Matters
2.18    Environmental Matters
2.20    Suppliers and Customers
2.21    Product Warranty

                                  INTRODUCTION

          These Schedules are delivered pursuant to the Stock Purchase Agreement (the "Agreement"), dated September 8, 2006, between each of the shareholders of Banjo Corporation listed on the signature page of the Agreement (each a "Seller" and, collectively, "Sellers"), and IDEX Corporation, a Delaware corporation ("Buyer"). Capitalized terms used in these Schedules and not otherwise defined herein have the meanings given to such terms in the Agreement.

          The sections of these Schedules are qualified in their entirety by reference to specific provisions of the Agreement, and are not intended to constitute, and shall not be construed as constituting, representations or warranties of any Seller except to the extent expressly provided in the Agreement.

          Matters reflected in these Schedules are not necessarily limited to matters required by the Agreement to be reflected herein. Such additional matters are set forth for information purposes only, and do not imply that other matters of a similar nature are also included herein.

          Any headings and subheadings included in these Schedules are for convenience of reference only and shall not have the effect of amending or changing the express description thereof as set forth in the Agreement.

          Neither the specification of any dollar amount in the representations and warranties contained in the Agreement, nor the inclusion of any specific item in this Disclosure Schedule, is intended to imply that such amount or higher or lower amounts, or the items so included or other items not included, are or are not material.

          Any cross-reference to another Schedule shall include a reference to any attachments to such cross-referenced Schedule.

                                   SECTION 2.3

                   NO CONFLICT; REQUIRED FILINGS AND CONSENTS

None.

                                 SECTION 2.4(A)

                          CAPITALIZATION OF THE COMPANY

                                             SHARES    OWNERSHIP
                                              OWNED        %
SHAREHOLDER                                @ 9/30/05   @ 9/30/05
-----------                                ---------   ---------
Jack K. Canine                                 1,948     9.3456%
Michael Bowman                                 1,828     8.7699%
Michael Bowman, as Trustee of the
   Cynthia Dawn Sowder Irrevocable Trust
   dated December 21, 1990(1)                  1,240     5.9490%
Michael Bowman, as Trustee of the
   Marcia Jill Parker Irrevocable Trust
   dated December 21, 1990(1)                  1,240     5.9490%
Michael Bowman, as Trustee of the
   Debra Lynn Gillen Irrevocable Trust
   dated December 21, 1990(1)                  1,240     5.9490%
Cindy Sowder                                   2,151    10.3195%
Deb Gillen                                     2,189    10.5018%
Jill Parker                                    2,190    10.5066%
Ken Sowder                                       497     2.3844%
Kevin Parker                                     559     2.6818%
Courtney Sowder, as Trustee of the
   Courtney Sowder Irrevocable Trust(2)          559     2.6818%
Cody Sowder, as Trustee of the
   Cody Sowder Irrevocable Trust(2)              559     2.6818%
Marcia Jill Parker and Kevin DeWayne
   Parker, as Trustees of the Parker
   Children IRR Trust f/b/o Megan
   Parker(1)                                     559     2.6818%
Marcia Jill Parker and Kevin
   DeWayne Parker, as Trustees of the
   Parker Children IRR Trust f/b/o
   Abigale Parker(1)                             430     2.0629%
Debra Lynn Gillen and Mark Gillen, as
   Trustee of the Gillen Children Trust
   dated July 24, 1998 (as amended July
   1, 1999(2)                                    715     3.4302%
Marie Canine - Qualified Elected(3)              351     1.6839%
Marie Canine - Qualified Non-Elected(3)        2,589    12.4208%
                                              ------   --------
   TOTALS                                     20,844   100.0000%
                                              ======   ========

(1)  Electing Small Business Trust (ESBT)

(2)  Grantor Trust

(3)  Qualified Subchapter S Trust (QSST)

                                   SECTION 2.5

                          COMPANY FINANCIAL STATEMENTS

None.

                                   SECTION 2.6

                      ABSENCE OF CERTAIN CHANGES OR EVENTS

1. As of August 31, 2006, Jack Canine has paid off his loan (plus interest) from the Company in the amount of $1,909,478.19.

2. As of August 31, 2006, Deb Gillen has paid the Company $285,530.00 for her split-dollar life insurance policy.

3. As of August 31, 2006, Jill Parker has paid the Company $287,464.00 for her split-dollar life insurance policy.

4. As of August 31, 2006, Cindy Sowder has paid the Company $262,220.19 for her split-dollar life insurance policy.

5. As of August 31, 2006, Michael Bowman purchased a parcel of land and small building from the Company in the amount of $155,000.

                                   SECTION 2.7

                        OWNERSHIP AND CONDITION OF ASSETS

(a)  None.

(b)  None.

(c)  None.

                                   SECTION 2.9

                               MATERIAL CONTRACTS

1) Plan Supervisor Agreement, dated February 1, 2006, between Unified Group Services, Inc. and the company

2)   See Section 2.11, 2.12 and 2.16 of these Disclosure Schedules.

3) Commercial Card Classic Agreement, dated December 18, 2003, between bank One, NA and the Company.

4) Standard uniform Rental Service Agreement, dated January 1, 2006 between Cintas and the Company.

5) Facility Services Rental Service Agreement, dated January 17, 2006, between Cintas and the Company.

6) All purchase orders between the Company and its vendors create an obligation of payment.

                                  SECTION 2.10

                           RELATED PARTY ARRANGEMENTS

None.

                                  SECTION 2.11

                                    INSURANCE

  YEAR       POLICY TYPE            CARRIER                        LIMITS
  ----       -----------            -------                        ------
2005/06   General Liability   Lexington             1,000,000 Occurrence
                                                    2,000,000 Aggregate
                                                       25,000 Deductible per Occurrence

          Property            St. Paul/Travelers   24,057,298 Blanket Building
                                                              Blanket Contents
                                                        5,000 Deductible
                                                      200,000 Transit Limit
                                                        2,500 Deductible
                                                    1,800,000 Business Income and Extra
                                                   Expense
                                                      100,000 Utility Services

          Automobile          St. Paul/Travelers    1,000,000 Liability
                                                        5,000 Medical Payments
                                                    1,000,000 Uninsured/Under Insured
                                                   Motorist
                                                          500 Ded. Comprehensive
                                                          500 Ded. Collision

          Work Comp           Zenith                  500,000 Bi-Accident
                                                      500,000 Bi-Disease -- Policy Limit
                                                      500,000 Bi-Disease -- Employee
                                                    3,500,000 IN-Payroll
                                                      281,257 IN-Payroll
                                                      814,000 IN-Payroll
                                                        1,400 IN-Payroll
                                                      145,000 MN-Payroll 1.17 Experience
                                                   Mod

          Crime               St. Paul/Travelers       50,000 Employee Dishonesty

          Int'l Liability     Ace USA               1,000,000 Limit

          Umbrella            Lexington             3,000,000 Limit
                                                       10,000 Retention

                          SECTION 2.11 CONTINUED

  YEAR       POLICY TYPE            CARRIER                        LIMITS
  ----       -----------            -------                        ------
2004/05   General Liability   Lexington             1,000,000 Occurrence
                                                    2,000,000 Aggregate
                                                       25,000 Deductible per Occurrence

          Property            St. Paul/Travelers   22,648,920 Blanket Building
                                                              Blanket Contents
                                                        5,000 Deductible
                                                      200,000 Transit Limit
                                                        2,500 Deductible
                                                    1,800,000 Business Income and Extra
                                                   Expense
                                                      100,000 Utility Services

          Automobile          St. Paul/Travelers    1,000,000 Liability
                                                        5,000 Medical Payments
                                                    1,000,000 Uninsured/Under Insured
                                                   Motorist
                                                          500 Ded. Comprehensive
                                                          500 Ded. Collision

          Work Comp           Old Republic            500,000 Bi-Accident
                                                      500,000 Bi-Disease -- Policy
                                                   Limit
                                                      500,000 Bi-Disease -- Employee
                                                    3,157,164 IN-Payroll
                                                      267,864 IN-Payroll
                                                      653,465 IN-Payroll
                                                        1,400 IN-Payroll
                                                              1.20 Experience Mod

          Crime               St. Paul/Travelers       50,000 Employee Dishonesty

          Int'l Liability     Travelers             1,000,000 Limit

          Umbrella            Lexington             3,000,000 Limit
                                                       10,000 Retention

                                  SECTION 2.12

                              INTELLECTUAL PROPERTY

COUNTRY         NUMBER          ISSUE DATE  TITLE                             FILING NO    FILING DATE  STATUS
-------         ------          ----------  -----                             ---------    -----------  ------
U.S.            6971633          12/6/2005  Rotatable Seal For Ball Valve     10/272192    15-Oct-2002  Small entity, Next fee due
                                                                                                        12/2009

Canada          Not yet issued              Rotatable Seal For Ball Valve     2434333       3-Jul-2003  Active, Next fee due 07/2007

Europe          Not yet issued              Rotatable Seal For Ball Valve     030023269    14-Oct-2003  Active, Designating:
                                                                                                        AT BE BG CH CY CZ
                                                                                                        DE DK EE ES FI FR GB
                                                                                                        GR HU IE IT LI LU
                                                                                                        MC NL PT RO SE SI SK TR

U.S.            6945273          9/20/2005  Dry Break Coupling Assembly       10/957168    30-Sep-2004  Active, Next fee due 09/2009

Canada          Not yet issued              Dry Disconnect                    2483523        10/1/2004  Active, Next fee due 10/2007

Europe          Not yet issued              Dry Disconnect                    40396070/      10/1/2004  Active, Designating:
                                                                              Publication               AT BE BG CH CY CZ
                                                                              No. 1521029               DE DK EE ES FI FR
                                                                                                        GB GR HU IE IT LI LU

U.S.            6732878          5/11/2004  Venting Lid Apparatus for Tank    09/804823    13-Mar-2001  Active, Next fee due 05/2008
                                            Opening

U.S.            5988699         11/23/1999  Tank Fitting Facilitating Fluid   08/010404    21-Jan-1998  Active, 8th year fee due
                                            Drainage                                                    11/2007

U.S.            5673896          10/7/1997  Reduced Length Bolted Ball Valve  08/531010    20-Sep-1995  Active, 12th year fee due
                                                                                                        10/2009

Canada          2158675          5/11/1999  Reduced Length Bolted Ball Valve  2158675      20-Sep-1995  Active, Next fee due 09/2007

U.S.            5595217          1/21/1997  Dry Break Coupling                08/435795     5-May-1995  Active, Next fee due
                                                                                                        01/22/2009

COUNTRY         NUMBER          ISSUE DATE  TITLE                             FILING NO    FILING DATE  STATUS
-------         ------          ----------  -----                             ---------    -----------  ------
                                            Assembly with Cam

Australia       705707           5/27/1999  Dry Break Coupling Assemby with   960056730     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

Canada                                      Dry Break Coupling Assemby with   2217968       2-May-1996  Not issued yet, Next fee
                                            Cam                                                         due 05/2007

Europe          870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  No longer viable
                                            Cam

Belgium         870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

Germany         69633403         9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

Denmark         870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

France          870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

United Kingdom  870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

Italy           870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

Netherlands     870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

Sweden          870149           9/15/2004  Dry Break Coupling Assemby with   960913908     2-May-1996  Active, Next Fee due 5/2007
                                            Cam

PCT             N/A                         Dry Break Coupling Assemby with   US96/06177      5/2/1996  No longer viable
                                            Cam

U.S.            5445187          8/29/1995  Condensate Traps                  08/260826    16-Jun-1994  Patent lapsed for failure
                                                                                                        to pay maintenance
                                                                                                        fee in 2004; Assigned to
                                                                                                        Spirax-Sarco Ltd;

U.S.            Not yet issued              Method and Apparatus for          Not           1-Sep-2006  Pending
                                            Coupling a Removable Fluid        assigned
                                            Conduit to an Existing Fluid      yet
                                            Conduit

Country         Number          Issue Date  Mark                 Filing No  Filing Date  Goods and Class Description
-------         ------          ----------  ----                 ---------  -----------  ---------------------------
U.S.            3067434          3/14/2006  BANJO and Design     78/358666  28-Jan-2004  IC 007. US 013 019 021 023 031 034 035.
                                                                                         G & S: Pumps, namely, electric pumps,
                                                                                         centrifugal pumps, hydraulic pumps and
                                                                                         component parts therefore, for
                                                                                         commercial, industrial and agricultural
                                                                                         use. FIRST USE: 19740100. FIRST USE IN
                                                                                         COMMERCE: 19740100

U.S.            3070113          3/21/2006  BANJO (Word mark)    78/358653  28-Jan-2004  IC 006. US 002 012 013 014 023 025 050.
                                                                                         G & S: Liquid handling products primarily
                                                                                         made of metal for commercial, industrial
                                                                                         and agricultural use, namely, manually
                                                                                         operated valves for regulating the flow
                                                                                         of liquid through hoses or pipes,
                                                                                         couplings and dry-disconnect couplings
                                                                                         for joining lengths of hose or pipe for
                                                                                         transporting liquids, pipe and hose
                                                                                         fittings, clamps and barbs for use on
                                                                                         hoses or pipes transporting liquids,
                                                                                         manifolds for use in making multiple
                                                                                         connections for use with hoses and pipes
                                                                                         transporting liquids, tank fittings and
                                                                                         tank flanges for use with tanks used for
                                                                                         storing and transporting liquids. FIRST
                                                                                         USE: 19750600. FIRST USE IN COMMERCE:
                                                                                         19750600

U.S.            2073166          6/24/1997  DRY CAM (Word mark)  74/734415  25-Sep-1995  IC 006. US 002 012 013 014 023
                                                                                         025 050. G & S: dry disconnect couplings,
                                                                                         primarily of metal, for joining lengths
                                                                                         of hose or pipe. FIRST USE: 19930923.
                                                                                         FIRST USE IN COMMERCE: 19930923

U.S.            1055438           1/4/1977  BANJO & Design **    73/066262  17-Oct-1975  IC 007. US 023. G & S: CENTRIFUGAL PUMPS
                                                                                         AND PARTS THEREFOR. FIRST USE: 19740115.
                                                                                         FIRST USE IN COMMERCE: 19740115 THIS MARK
                                                                                         IS IN THE NAME OF TERRA-PRODUCTS, INC.

**   Banjo & Design

(BANJO LOGO)

                                  SECTION 2.13

                          PERMITS; COMPLIANCE WITH LAW

None.

                                  SECTION 2.14

                              ABSENCE OF LITIGATION

1.   Valve litigation involving the following parties:

     John Dale Stoll (Plaintiff)
     The Company (Defendant)
     Univar USA, Inc. (Defendant)
     Clawson Container Company (Defendant)
     Royal Indemnity (Intervener)
     IMI Cornelius (Third Party)

2.   Litigation involving the following parties:

     Paul Owens (Plaintiff)
     Clawson Container Company (Defendant and Third Party Plaintiff) The Company (Third Party Defendant)
     Pavco, Inc. (Third Party Defendant)
     Pandora Manufacturing, LLC (Third Party Defendant)
     Fibre Drum Sales, Inc. (Third Party Defendant)

                                  SECTION 2.15

                                     TAXES

None.

                                  SECTION 2.16

                                 BENEFIT PLANS

1.   Employee Health Plans

     a.   Value Plan

     b.   Premium Plan

2.   Flexible Spending Account

3.   Banjo Corporation Employees 401(k) Plan and Profit Sharing Plan

4.   Employee Bonus Plan

5.   Management Discretionary Bonuses

                                  SECTION 2.17

                                 LABOR MATTERS

None.

                                  SECTION 2.18

                             ENVIRONMENTAL MATTERS

None.

                                  SECTION 2.20

                             SUPPLIERS AND CUSTOMERS

Top 10 Customers as of April 17, 2006

1.   Schaben Industries, Customer # 1-00962000

2.   Wylie Spray Center, Customer # 1-01165509

3.   John Deere Des Moines Works, Customer # 1-00614500

4.   IBC North America - 5750, Customer # 1-00550000

5.   Dultmeier Sales, Customer # 1-00320500

6.   Mauser USA Inc, Customer # 1-00539200

7.   Heartland Agri Supply, Customer # 1-00517500

8.   Southern Marketing, Customer # 1-01010500

9.   Big W Sales, Customer # 1-00125500

10.  National Container, Customer # 1-00756600

Top Suppliers as of June 13, 2006 (as named in the Vendor Payment Listing from 10/01/04 - 9/30/05, dated 6/13/2006)

1.   Edward D. Jones

2.   Fiberfil Engineered Plastics Inc.

3.   Pin-Teca Products

4.   Briggs & Stratton Corp.

5.   Miscellaneous Vendors

6.   Power Equipment CO/Elite Creations

7.   REX Engineering Corp.

8.   UPS

9.   Western Consolidated Tech.

10.  Northern Apex Corp.

                                  SECTION 2.21

                                PRODUCT WARRANTY

None.

                                 EXHIBIT 7.1(f)

                             EMPLOYMENT AGREEMENTS

                              EMPLOYMENT AGREEMENT

          THIS AGREEMENT, dated as of October ___, 2006, is between BANJO CORPORATION, an Indiana corporation (the "Company") and MICHAEL D. BOWMAN, an individual residing at 7207 Windridge Way, Brownsburg, IN 46112 (the "Executive").

          INTRODUCTORY STATEMENT.

          The Executive has been serving as President of the Company. Pursuant to a Stock Purchase Agreement (the "Purchase Agreement") dated as of [September ___, 2006] between IDEX Corporation ("IDEX") and the shareholders of the Company, the Company is becoming a direct or indirect wholly-owned subsidiary of IDEX. From and after the date of this Agreement, the Company will conduct the Business (as defined in Section 10). It is intended that this Agreement will be dated and become effective as of and only upon the closing of the transactions contemplated by the Purchase Agreement. As inducements to enter into this Agreement, Executive receives additional compensation, including but not limited to that provided in Sections 3(b), 3(c) and 15(c), and the Company receives additional rights, including but not limited to those provided in Sections 7 through 14, and the Executive and the Company acknowledge that IDEX and its Affiliates are intended to be third party beneficiaries of certain rights under this Agreement, including, but not limited to, those provided in Section 7 through 14. Therefore, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Executive agree as follows:

     1.   EMPLOYMENT; TERM.

          Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment, for the period beginning on the date of this Agreement and continuing for a period of four (4) years (the "Initial Term"), subject to earlier termination of the Executive's employment as provided in this Agreement. Upon the expiration of the Initial Term, the term of this Agreement shall be renewed automatically for successive additional one-year periods (each such renewal period being referred to as an "Extended Term") unless either the Company or the Executive delivers written notice to the other party that it does not intend to renew this Agreement, at least 30 days prior to the end of the Initial Term or an Extended Term, as the case may be (the "Non-Renewal Notice"). In the event that either the Company or the Executive delivers a Non-Renewal Notice, this Agreement shall terminate upon the expiration of the then-current Initial Term or Extended Term, as the case may be. As used herein, the "term" of this Agreement shall include the Initial Term and each Extended Term, if any.

     2.   DUTIES.

     (a) The Executive shall serve as the chief executive officer of the Company and, subject to the supervision and authority of the Board of Directors, shall have the powers and perform the duties of supervision and management which ordinarily appertain to the office of

President of a corporation and as the Board of Directors of the Company shall from time to time reasonably direct commensurate with the Executive's position. The Company and the Executive agree that, during the term of Executive's employment, the Executive shall serve as President and as a member of the Board of Directors of the Company and Executive will report to the Board of Directors of the Company. The Executive agrees to perform Executive's duties and discharge Executive's responsibilities in a faithful manner and to the best of Executive's ability and to use all reasonable efforts to promote the interests of the Company and its Business. The Executive further agrees that, during the term of Executive's employment, Executive will devote substantially all of Executive's skill, knowledge and business time and attention to the performance of Executive's duties under this Agreement; provided however, that to the extent it does not materially interfere with the Executive's performance of, or ability to perform, any of Executive's duties and obligations under this Agreement, it shall not be a violation of this Agreement for the Executive to (i) serve on any other corporate, civic or charitable boards or committees, if and to the extent approved in advance by the Board of Directors of the Company and (ii) manage personal investments.

     (b) The Executive represents and warrants that Executive is entering into this Agreement voluntarily and that Executive's employment hereunder and compliance by Executive with the terms of this Agreement will not conflict with or result in the breach of any agreement to which Executive is a party or by which Executive is bound.

     3.   COMPENSATION.

     (a) During the term of the Executive's employment under this Agreement, the Executive shall receive an annual base salary of $200,000, payable in accordance with the regular payroll practices of the local business unit. Such annual base salary will be subject to review and possible increase (but not decrease) by the Company on or about each anniversary of the date of this Agreement. Any and all increases in the level of the base salary as provided for in the preceding sentence shall become the level of the base salary for the remainder of the term until there is a further increase in the base salary as provided for herein.

     (b) During the term of the Executive's employment under this Agreement, the Executive shall be entitled to annual bonus payments in accordance with IDEX's Management Incentive Compensation Plan applicable to the officers of its subsidiaries, as such Plan is administered and from time to time modified by IDEX in its sole discretion. The annual bonus would be targeted to be 45% of the Executive's base salary at targeted levels of operation and would otherwise be based upon the criteria set forth in the IDEX Management Incentive Compensation Plan. Any annual bonus for calendar year 2006 will be prorated based on the partial year between the date of this Agreement and December 31, 2006.

     (c) As of the effective date of this Agreement, IDEX and Executive shall enter into a Restricted Stock Award (in the form attached hereto as Exhibit A) with respect to 16,000 shares of the IDEX's common stock. Commencing not later than 2007, the Executive will be annually considered for long-term incentive awards.

     (d) The Company shall deduct or withhold from all salary payments, and from all other payments made to the Executive pursuant to this Agreement, all amounts which may be required to be deducted or withheld under any applicable Social Security contribution, income tax withholding or other similar law now in effect or which may become effective during the term of this Agreement.

     4.   OTHER BENEFITS AND TERMS.

          During the term of the Executive's employment under this Agreement, the Executive shall be entitled to the following other benefits and terms:

     (a) The Company shall provide to the Executive, and the Executive shall be entitled to participate in, any health and medical benefit plans, any pension, profit sharing and retirement plans, and any insurance policies or programs from time to time offered to employees of comparable status to the Executive who are employed by the Company. These plans, policies and programs are subject to change at the sole discretion of the Company, provided that such plans, policies and programs, in the aggregate, will be no less valuable than those offered by the Company as of the date of this Agreement.

     (b) The Executive shall be entitled to any other fringe benefit from time to time offered to employees of comparable status to the Executive who are employed by the Company (including, but not limited to, the use of an automobile to the extent so offered to such employees). Such fringe benefits are subject to change at the sole discretion of the Company, provided that such fringe benefits, in the aggregate, will be no less valuable than those offered by the Company as of the date of this Agreement.

     5.   VACATIONS.

          The Executive shall be entitled to four (4) weeks of paid vacation each year. All such vacations shall be taken at such times as shall be agreed upon by the Board of Directors of the Company and Executive. Vacation time may not be carried over to the subsequent calendar year without prior approval of the Board of Directors of the Company.

     6.   REIMBURSEMENT FOR EXPENSES.

          The Company shall reimburse the Executive for expenses which the Executive may from time to time reasonably incur on behalf of the Company in the performance of his responsibilities and duties under this Agreement; provided however, that the Executive shall be required to account to the Company for such expenses in the manner prescribed by the Company.

     7.   NON-COMPETITION.

          In consideration of the compensation and other benefits to be paid to the Executive under this Agreement and to induce the Company to consummate the transactions contemplated by the Purchase Agreement, the Executive agrees that, beginning on the date of this Agreement and continuing until the Covenant Expiration Date (as defined in Section 10), Executive shall not, directly or indirectly, for Executive's own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder or equity owner of any corporation or any other entity (except that Executive may own securities constituting less than three percent (3%) of any class of securities of a public company), or member of any firm or otherwise, engage or attempt to engage, in the Restricted Territory (as defined in Section 10), in the Business or any other business activity which is competitive with the business conducted by the Company at the Reference Date (as defined in Section 10).

     8.   NON-SOLICITATION.

          In consideration of the compensation and other benefits to be paid to the Executive under this Agreement and to induce IDEX and the Company to consummate the transactions contemplated by the Purchase Agreement, the Executive agrees that, beginning on the date of this Agreement and continuing until the Covenant Expiration Date (as defined in Section 10), Executive shall not, directly or indirectly, for Executive's own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder or equity owner of any corporation or any other entity (a) employ or solicit the employment of any person who is employed by the Company or any Affiliate at the Reference Date or at any time during the six-month period preceding the Reference Date, except that the Executive shall be free to employ or solicit the employment of any such person whose employment with the Company or any Affiliate has terminated for any reason (without any interference from the Executive) and who has not been employed by the Company or any Affiliate for at least six (6) months, (b) canvass or solicit business in competition with the Business or any other business conducted by the Company at the Reference Date from any person or entity who during the six (6) month period preceding the Reference Date shall have been a customer of the Company or from any person or entity which the Executive has reason to believe might in the future become a customer of the Company as a result of marketing efforts, contacts or other facts and circumstances of which the Executive is aware, (c) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Company or any Affiliate or (d) intentionally disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Company or any Affiliate and any supplier who during the six-month period preceding the Reference Date shall have supplied components, materials or services to the Company or any Affiliate.

     9.   COMPANY EMPLOYMENT.

          The restrictions imposed by Sections 7, 8 and 11 through 13 hereof shall not in any manner be construed to prohibit, directly or indirectly, the Executive from serving as an employee or consultant of the Company or any Affiliate.

     10. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings given them below:

     (a) "Affiliate" shall mean (i) any entity now or hereafter directly or indirectly owned or controlled by the Company and (ii) any entity now or hereafter directly or indirectly owned or controlled by IDEX.

     (b) "Business" shall mean all activities which the Company, is presently conducting or pursuing, including, without limitation, the design and manufacturing of liquid handling products, including valves, fittings, pumps, couplings, strainer/filters, systems and accessories.

     (c) "Covenant Expiration Date" shall mean the date which is the later of
(i) five (5) years after the date of this Agreement or (ii) two (2) years after the Termination Date (as defined in this Section 10).

     (d) "Reference Date" shall mean (i) for purposes of applying the covenants set forth in Sections 7 and 8 at any time prior to the Termination Date, the then current date, or (ii) for purposes of applying the covenants set forth in Sections 7 and 8 at any time on or after the Termination Date, the Termination Date.

     (e) "Restricted Territory" shall mean anywhere in the world where the Company conducts or plans to conduct the Business or any other business activity, as the case may be, at the Reference Date.

     (f) "Termination Date" shall mean the date of termination of the Executive's employment with the Company; provided however that the Executive's employment shall not be deemed to have terminated so long as the Executive continues to be employed or engaged as an employee or consultant of the Company or any Affiliate, even if such employment or engagement continues after the expiration of the term of this Agreement, whether pursuant to this Agreement or otherwise.

     11.  CONFIDENTIAL INFORMATION.

          The Executive, in the performance of Executive's duties hereunder, shall take reasonable precautions to safeguard the confidential nature of all confidential information of or belonging to the Company or any Affiliate and shall take any other precautions with respect thereto which the Company or any Affiliate, in its sole discretion, may reasonably request in writing; provided that the Executive shall have the right to use and disclose the confidential information as reasonably required for the performance of Executive's duties on behalf of the Company or any Affiliate and in furtherance of the Company's best interests or to effect compliance with any law, rule, regulation or order applicable to the Executive or the Company or in response to any legally enforceable subpoena or other legal process. For purposes of this Agreement, "confidential information" shall mean all information which is not generally available to the public and which the Company or any Affiliate treats as confidential pertaining to the business, assets and operations of the Business or otherwise pertaining to the business, assets and operations of the Company or any Affiliate, including without limitation trade secrets, technology, financial results and information, processes and techniques, information as to customers, customer lists and suppliers, sales and marketing information, technical production, pricing and cost data, information as to business methods, practices and strategies, and other valuable and confidential information, and all documents, electronic records and other tangible items relating to or containing any such information.

     12.  PERSONAL PROPERTY.

          The Executive agrees that the Company or its Affiliates shall own all right, title and interest in and to all information, including without limitation, all confidential information, which the Executive receives, conceives, or develops, either alone or with others, during the term of Executive's employment hereunder and which relates to the business of the Company or its Affiliates. Without limiting the generality of the foregoing, all notes, notebooks, memoranda, working papers, graphs, charts, pictures, data, drawings, documents and all other items containing or relating in any way to any such information made, compiled or obtained by the Executive, and all copies thereof, together with all rights associated with ownership of such items (such as copyright, patent, trade secret and other proprietary rights) shall become the property of the Company or its Affiliates, when so made, compiled or obtained, whether or not delivered to the Company or its Affiliates, and shall be held by the Executive in trust for the Company or its Affiliates and shall be delivered to the Company or its Affiliates upon request and, in any event, upon termination of the Executive's employment hereunder.

     13.  DEVELOPMENTS.

          In consideration of the compensation and other benefits to be paid to the Executive under this Agreement and to induce the Company and IDEX to consummate the transactions contemplated by the Purchase Agreement, the Executive agrees as follows:

     (a) The Executive agrees to immediately communicate to the Company and IDEX a full and complete disclosure of each Development (as defined in subsection (d) below) conceived, made, or otherwise developed by the Executive during the term of Executive's employment hereunder, whether solely or jointly with others, and whether or not while actually engaged in performing work for the Company or its Affiliates.

     (b) The Executive agrees to assign and transfer, and does hereby assign and transfer, to the Company or its Affiliates, without any separate remuneration or compensation, his entire right, title and interest in and to all Developments and any United States and foreign patent, copyright and any other proprietary rights in and with respect to all such Developments, conceived, made or otherwise developed by the Executive during the term of employment hereunder, whether a full or partial interest, and whether or not while engaged in performing work for the Company or its Affiliates. The Executive understands and agrees that the Company will determine, in its sole and absolute discretion, whether an application for a copyright, patent or other proprietary right registration will be filed on the Executive's Development and whether any such application will be abandoned prior to issuance of a patent, copyright or other proprietary right registration.

     (c) The Executive shall, at the Company's expense, take such action, including, but not limited to, execution, acknowledgment, delivery and assistance in preparation of documentation, as may reasonably be requested by the Company or its Affiliates for the implementation or continuing performance of subsection 13(b) of this Agreement. Without limiting the generality of the foregoing, the Executive shall execute, acknowledge, deliver and assist in preparing such instruments of conveyance, patent or copyright application, or assignment or further assurance, as the Company or its Affiliates may reasonably request, to evidence, transfer, vest and confirm the right, title and interest transferred or granted or to be transferred or granted to the Company or its Affiliates under subsection 13(b) of this Agreement. The Executive shall not contest the validity of any patent, copyright or other proprietary right, either United States or foreign, which is transferred, conveyed, granted, vested or otherwise assigned to the Company or its Affiliates to which the Executive made any contribution or in which the Executive participated in any way, and shall not assist any other party in any way to contest the validity of such patent, copyright, or proprietary right.

     (d) "Developments" means (i) any invention, discovery, concept or idea, whether or not patentable, (ii) any writing, drawing, design or other creative expression, whether or not copyright or trademark applications are filed thereon, (iii) any computer program, discovery, idea, device, process, design, development, improvement, conception, concept, application, technique or know-how or (iv) any other invention, whether patentable or copyrightable, and whether or not reduced to practice, and, with respect to all of items (i) through (iv) of this subsection
(d), that (A) results from or is suggested by any work performed by the Executive for the Company or its Affiliates and relates to or is within the scope of the business, research or development activities of the Company or its Affiliates and (B) is made or discovered during the time of the Executive's employment with the Company or its Affiliates, or within six (6) months after the termination of such employment, and under the Executive's direction or supervision, whether or not it is made or discovered alone or jointly with others, and whether or not it is conceived, made or discovered during normal working hours, using the assets, facilities or resources of the Company or its Affiliates, or on the premises of the Company or its Affiliates. Developments shall include, but not be limited to, articles, processes, methods, formulas, systems, computer source codes and techniques as well as improvements thereof and know-how related thereto. All Developments are the property of the Company or its Affiliates.

          NOTICE OF RIGHTS - THIS AGREEMENT AFFECTS YOUR RIGHTS TO OWNERSHIP OF INVENTIONS MADE BY YOU. YOU MAY HAVE RIGHTS PURSUANT TO STATE LAW. THIS AGREEMENT DOES NOT APPLY TO AN INVENTION FOR WHICH NO EQUIPMENT, SUPPLIES, FACILITIES OR TRADE SECRET INFORMATION OF THE COMPANY WAS USED AND WHICH WAS DEVELOPED ENTIRELY ON YOUR OWN TIME UNLESS (A) THE INVENTION RELATES (I) TO THE BUSINESS OF THE COMPANY OR (II) TO THE COMPANY'S ACTUAL OR DEMONSTRATABLY ANTICIPATED RESEARCH OR DEVELOPMENT, OR (B) THE INVENTION RESULTS FROM WORK PERFORMED BY YOU FOR THE COMPANY.

     14.  EQUITABLE REMEDIES.

          The Executive represents and warrants that Executive has had an opportunity to consult with Executive's attorney regarding this Agreement, has thoroughly and completely reviewed this Agreement with that attorney, and fully understands the contents hereof. Furthermore, the Executive acknowledges that
(a) a remedy at law for Executive's failure to comply with Sections 7 through 13 of this Agreement may be inadequate and (b) in the event of the Executive's failure to comply with Sections 7 through 13 of this Agreement, the Company shall be entitled to seek and obtain from a court having jurisdiction specific performance, an injunction, a restraining order or any other equitable relief in order to enforce any such provision.

The right to obtain such equitable relief shall be in addition to any other remedy to which the Company is entitled under applicable law (including, but not limited to, monetary damages).

     15.  TERMINATION.

     (a) This Agreement and the Executive's employment hereunder shall automatically terminate upon the death or permanent disability of the Executive. Permanent disability shall mean that the Executive is unable to substantially perform Executive's duties under this Agreement for a continuous period of six
(6) months or for an aggregate of nine (9) months during any twelve (12) month period, as determined by a physician selected by the Company (the "Disability Determination Date") and reasonably satisfactory to the Executive (or if Executive is unable to act, Executive's spouse or eldest child). The Executive will cooperate in any physical examination conducted pursuant to this paragraph. The foregoing is subject to the duty of the Company to provide reasonable accommodation under the Americans with Disabilities Act. Upon the Executive's death, all of Executive's (i) accrued but unpaid base salary and bonus, and (ii) other benefits (but not including bonus) accrued as of the date of death, shall immediately be payable to the Executive's estate. Upon Executive's permanent disability, the Executive shall receive (i) all accrued but unpaid base salary and bonus and (ii) other benefits (but not including bonus) accrued as of the Disability Determination Date.

     (b) The Company may, at its sole option, terminate the Executive's employment for cause upon written notice to the Executive. For purposes of this Agreement, "cause" shall mean (i) a breach of any of the covenants contained in Sections 7 through 13 of this Agreement, (ii) a material breach of or substantial failure to perform any other obligation of the Executive under this Agreement, provided, however, that if such breach or failure is a curable breach or failure, such breach or failure was not cured within 30 days after written notice was provided to the Executive, (iii) the conviction of the Executive for a felony, (iv) a breach of any policy of the Company provided to the Executive in writing, provided, however, that if such breach is a curable breach, such breach was not cured within 10 days after written notice was provided to the Executive, (v) recklessness or willful misconduct of the Executive in the performance of Executive's duties, (vi) failure to implement IDEX corporate procedures or directives provided to the Executive in writing, provided, however, that if such failure is a curable failure, such failure was not cured within 10 days after written notice was provided to the Executive, as determined by Company in its reasonable discretion, or (vii) any fraudulent or dishonest act by the Executive with respect to the Company. In the event that the Executive's employment pursuant to this Agreement is terminated for cause, the Executive shall receive no salary or other benefits pursuant to this Agreement other than accrued but unpaid base salary through the date of termination.

     (c) In the event that (i) the Executive's employment pursuant to this Agreement is terminated by the Company other than (A) for cause, or (B) by reason of expiration of the term of this Agreement whether by reason of delivery of a Non-Renewal Notice or otherwise, or (ii) if the Executive terminates his employment for good reason, as hereinafter defined, the Executive will receive all accrued but unpaid base salary and benefits (but not including bonus) through the date of termination and will continue to receive payments of base salary pursuant to Section 3(a) of this Agreement for the period of (X) 18 months if the termination of employment occurs within 24 months from the date of this Agreement or (Y) 12 months if the termination of employment occurs after 24 months from the date of this Agreement. For purposes of this Agreement, "good reason" shall mean (i) material reduction in the Executive's compensation, (ii) material demotion or reduction in responsibilities or authority from that existing on the date of this Agreement or the assignment to the Executive of duties or responsibilities that are substantially inconsistent with his position as President of the Company,
(iii) the Company relocates the Executive's principal office more than 50 miles from its location as of the date of this Agreement, or (iv) a material breach of or substantial failure to perform any other obligation of the Company or IDEX under this Agreement if such breach or failure, if curable, is not cured within 30 days after written notice is provided to the Company and IDEX. The Executive shall not be required to mitigate the amount of any payment the Company becomes obligated to make in connection with this subsection (c), by seeking other employment or otherwise.

     (d) In the event that the Executive's employment pursuant to this Agreement is terminated as a result of the voluntary termination by the Executive other than for good reason, the Executive shall receive no salary or other benefits pursuant to this Agreement other than accrued but unpaid base salary through the date of termination.

     (e) In the event that this Agreement is not renewed and the Executive's employment expires at the end of the term of this Agreement or is terminated by the Company after the term of this Agreement other than for cause, the Company shall pay to Executive upon such termination the amount provided for under the Company's then existing severance policy.

     16.  FAILURE, DELAY OR WAIVER.

          No course of action or failure to act by the Company or the Executive shall constitute a waiver by such party of any right or remedy under this Agreement, and no waiver by either party of any right or remedy under this Agreement shall be effective unless made in writing.

     17.  SEVERABILITY.

          Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be enforceable under applicable law. However, if any provision of this Agreement shall be deemed unenforceable under applicable law by a court having jurisdiction, such provision shall be unenforceable only to the extent necessary to make it enforceable without invalidating the remainder thereof or any of the remaining provisions of this Agreement. Without limiting the foregoing, the Executive acknowledges and agrees that, if any part of the covenants contained in Sections 7 through 13 is deemed to be overbroad or void as against public policy, such invalid portion shall be severable from such covenants and, upon such event, the Executive requests that such covenant be reformed ("blue-pencilled") to permit the Company and the Affiliates to obtain the maximum permissible benefit from such covenants.

     18.  NOTICE.

          All written communications to a party required hereunder shall be in writing and (a) delivered in person (to be effective when so delivered), (b) mailed by registered or certified mail, return receipt requested (to be effective four days after the date it is deposited in the U.S. Mail), (c) deposited with a reputable overnight courier service (to be effective two business days after the delivery to such courier service), or (d) sent by facsimile transmission (to be effective upon receipt by the sender of electronic confirmation of delivery of the facsimile), with confirmation sent by way of one of the above methods, to the party at the address given below for such party (or to such other address as such party shall designate in a writing complying with this Section 18, delivered to the other party):

          If to the Company:

               Banjo Corporation
               c/o IDEX Corporation
               630 Dundee Road, Suite 400
               Northbrook, Illinois 60062
               Attn: Lawrence D. Kingsley
                     Frank J. Notaro, Esq.
               Telephone: (847) 498-7070
               Telecopier: (847) 498-9123

          With a copy to:

               Hodgson Russ LLP
               One M & T Plaza, Suite 2000
               Buffalo, New York 14203
               Attn: Richard F. Campbell, Esq.
                     John P. Amershadian, Esq.
                     Brad A. Birmingham, Esq.
               Telephone: (716) 856-4000
               Telecopier: (716) 849-0349

          If to the Executive:

               Michael D. Bowman
               7207 Windridge Way
               Brownsburg, IN 46112

     19.  CONSENT TO JURISDICTION AND VENUE.

          Each of the Company and the Executive hereby (a) consents to the jurisdiction of the United States District Court for the Southern District of Indiana or, if such court does not have jurisdiction over such matter, the applicable Superior Court, Montgomery County, State of Indiana, and (b) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each of the Company and the Executive accepts for itself or himself and in connection with their properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum nonconveniens or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

     20.  MISCELLANEOUS.

          This Agreement (a) may not be amended, modified or terminated orally or by any course of conduct pursued by the Company or the Executive, but may be amended, modified or terminated only by a written agreement duly executed by the Company and the Executive, (b) is binding upon and inures to the benefit of the Company and the Executive and each of their respective heirs, representatives, successors and assignees, except that the Executive may not assign any of Executive's rights or obligations pursuant to this Agreement, (c) if assigned by the Company, will be enforceable by the Executive against such assignee, (d) constitutes the entire agreement between the Company and the Executive with respect to the subject matter of this Agreement, and supersedes all oral and written proposals, representations, understandings and agreements previously made or existing with respect to such subject matter, and
(e) shall be governed by, and interpreted and construed in accordance with, the laws of the State of Indiana, without regard to principles of conflicts of law.

          The Company shall require any Successor (as defined below), by agreement in form and substance reasonably satisfactory to the Executive, to expressly and unconditionally assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement at or prior to the time a person becomes a Successor shall be a material breach of this Agreement and shall entitle the Executive to terminate his employment for good reason pursuant to Section 15(c) hereof. For purposes of this Agreement, "Successor" means any entity or other person that succeeds to substantially all of the Company's business or assets, directly or indirectly, by merger or consolidation, by purchase of all or substantially all of its assets, or otherwise. For purposes of this Agreement, the "Company" means the Company as hereinabove defined and any Successor as contemplated by this paragraph.

     21.  THIS AGREEMENT CONTROLS.

          In the event of any conflict between the provisions of this Agreement and the provisions of the IDEX Corporation Code of Business Conduct and Ethics, the IDEX Corporation Corporate Governance Guidelines, and the IDEX Corporation Executive Inventions and Proprietary Information Agreement executed by the Employee simultaneously with this Agreement, the provisions of this Agreement shall control.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

COMPANY:                                BANJO CORPORATION


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


EXECUTIVE:                              ----------------------------------------
                                                    Michael D. Bowman

                                    EXHIBIT A

                                IDEX CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT

NAME: ____________________________   PLAN: IDEX CORPORATION INCENTIVE AWARD PLAN

ADDRESS: _________________________

TAXPAYER                             GRANT: ________ SHARES OF COMMON STOCK (THE
IDENTIFICATION NUMBER: ___________          "RESTRICTED STOCK")


SIGNATURE: _______________________   GRANT DATE: _______________________________

Effective on the Grant Date you have been granted the Restricted Stock, in accordance with the provisions of the IDEX Corporation Incentive Award Plan (the "Plan") and subject to the restrictions, terms and conditions set forth herein.

25% of the shares of Restricted Stock will vest and no longer be subject to the restrictions of this Agreement on the first anniversary of the Grant Date, and 25% shall vest and no longer be subject to the restrictions of this Agreement on the date of each anniversary thereafter, with full vesting on the fourth anniversary of the Grant Date.

In the event of the termination of your employment or service for any reason, whether such termination is occasioned by you, by the Company or any of its Subsidiaries, with or without cause or by mutual agreement ("Termination of Service"), your right to receive and/or vest in Restricted Stock under the Plan, if any, will terminate effective as of the earlier of: (i) the date that you give or are provided with written notice of Termination of Service, or (ii) if you are an employee of the Company or any of its Subsidiaries, the date that you are no longer actively employed and physically present on the premises of the Company or any of its Subsidiaries, regardless of any notice period or period of pay in lieu of such notice required under any applicable statute or the common law (each, the "Notice Period"). For greater clarity, you have no rights to receive and/or vest in Restricted Stock during the Notice Period.

Notwithstanding the foregoing, this Award shall be fully vested upon your Termination of Service by reason of death, Disability, or upon a Change in Control of the Company.

This award is not transferable except by will or the laws of descent and distribution.

The Company will cause to be issued one or more stock certificates, registered in your name, evidencing the Restricted Stock of your Restricted Stock Award. Each such certificate will bear the following legend:

          The shares of stock represented by this certificate are subject to forfeiture and the transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including restrictions against transfer) contained in the IDEX Corporation Incentive Award Plan and a Restricted Stock Award Agreement dated [the Grant Date], entered into between the registered owner of such shares and IDEX Corporation. A copy of the Agreement is on file in

RS-4yRatable                                                    DRAFT 08-31-2006
          the office of the Secretary of IDEX Corporation, Suite 400, 630 Dundee Road, Northbrook, Illinois 60062.

Each such certificate, together with stock powers duly executed in blank related to such Restricted Stock, will be deposited with the Secretary of the Company or a custodian designated by the Secretary. The Secretary or custodian will issue a receipt to you evidencing the certificates held that are registered in your name. Until such certificates have been issued and registered in your name, you will not be deemed for any purpose to be, or have rights as, a Company shareholder by virtue of this award. After such time, you will receive all dividends paid on and will be entitled to vote the Restricted Stock. Following the vesting of any of your Restricted Stock, the Company will cause to be issued and delivered to you certificates evidencing such Restricted Stock, free of the legend provided above.

The Company has the authority to deduct or withhold, or require you to remit to the Company, an amount sufficient to satisfy applicable federal, state, local and foreign taxes arising from this Restricted Stock Award. You may satisfy your tax obligation, in whole or in part, by either: (i) electing to have the Company withhold shares of your Restricted Stock otherwise to be delivered with a fair market value equal to the minimum amount of the tax withholding obligation; or
(ii) surrendering to the Company previously owned Restricted Stock with a fair market value equal to the minimum amount of the tax withholding obligation. If you are subject to United Kingdom income tax and/or national insurance contributions, the Company or any Subsidiary may withhold or collect any income tax and national insurance contributions: (i) by deduction from salary or any other payment payable to you at any time on or after the day an income tax charge arises in respect of a Restricted Stock Award; (ii) directly from you by payment of cleared funds; or (iii) by arranging for the sale of some of the shares of Restricted Stock to which you are entitled.

You acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph. The Company, its affiliates and your employer hold certain personal information, including your name, home address and telephone number, date of birth, social security number or other employee tax identification number, salary, nationality, job title, any shares of stock awarded, cancelled, purchased, vested, unvested or outstanding in your favor, for the purpose of managing and administering the Plan ("Data"). The Company and its affiliates will transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere such as the United States. You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on your behalf to a broker or other third party with whom you may elect to deposit any shares of stock acquired pursuant to the Plan. You may, at any time, review Data, require any necessary amendments to it or withdraw the consent herein in writing by contacting the Company; however, withdrawing the consent may affect your ability to participate in the Plan.

Your participation in the Plan is voluntary. The value of the Restricted Stock Award is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Restricted Stock Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pensions or retirement benefits or similar payments unless specifically and otherwise provided. Rather, the awarding of Restricted Stock under the Plan represents a mere investment opportunity.

RS-4yRatable                                                    DRAFT 08-31-2006

This Restricted Stock Award is granted under and governed by the terms and conditions of the Plan. You acknowledge and agree that the Plan is discretionary in nature and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of a Restricted Stock Award under the Plan is a one-time benefit and does not create any contractual or other right to receive an award of Restricted Stock or benefits in lieu of Restricted Stock in the future. Future awards of Restricted Stock, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of the award, the number of shares, vesting provisions, and the exercise price. The Plan has been introduced voluntarily by the Company and in accordance with the provisions of the Plan may be terminated by the Company at any time. By execution of this Agreement, you consent to the provisions of the Plan and this Agreement. Defined terms used herein shall have the meaning set forth in the Plan, unless otherwise defined herein.

COMPANY:

IDEX CORPORATION


------------------------------------
By: Frank J. Notaro
    Vice President - General Counsel
    and Secretary

RS-4yRatable                                                    DRAFT 08-31-2006

                              EMPLOYMENT AGREEMENT

          THIS AGREEMENT, dated as of ___________, 2006, is between BANJO CORPORATION, an Indiana corporation (the "Company") and MARK E. GILLEN, an individual residing at 12 Shannon Road, Zionsville, IN 46077 (the "Executive").

          INTRODUCTORY STATEMENT.

          The Executive has been serving as Head of Manufacturing and Engineering of the Company. Pursuant to a Stock Purchase Agreement (the "Purchase Agreement") dated as of [September __, 2006] between IDEX Corporation ("IDEX") and the shareholders of the Company, the Company is becoming a direct or indirect wholly-owned subsidiary of IDEX. From and after the date of this Agreement, the Company will conduct the Business (as defined in Section 10). It is intended that this Agreement will be dated and become effective as of and only upon the closing of the transactions contemplated by the Purchase Agreement. As inducements to enter into this Agreement, Executive receives additional compensation, including but not limited to that provided in Sections 3(b), 3(c) and 15(c), and the Company receives additional rights, including but not limited to those provided in Sections 7 through 14, and the Executive and the Company acknowledge that IDEX and its Affiliates are intended to be third party beneficiaries of certain rights under this Agreement, including, but not limited to, those provided in Section 7 through 14. Therefore, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Executive agree as follows:

     1.   EMPLOYMENT; TERM.

          Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment, for the period beginning on the date of this Agreement and continuing for a period of four (4) years (the "Initial Term") subject to earlier termination of the Executive's employment as provided in this Agreement. Upon the expiration of the Initial Term, the term of this Agreement shall be renewed automatically for successive additional one-year periods (each such renewal period being referred to as an "Extended Term") unless either the Company or the Executive delivers written notice to the other party that it does not intend to renew this Agreement, at least 30 days prior to the end of the Initial Term or an Extended Term, as the case may be (the "Non-Renewal Notice"). In the event that either the Company or the Executive delivers a Non-Renewal Notice, this Agreement shall terminate upon the expiration of the then-current Initial Term or Extended Term, as the case may be. As used herein, the "term" of this Agreement shall include the Initial Term and each Extended Term, if any.

     2.   DUTIES.

     (a) The Executive shall serve as the Vice President of the Company and, subject to the supervision and authority of the Board of Directors, shall have the powers and perform the duties of supervision and management which ordinarily appertain to the office of Vice President of a corporation and as the President and Board of Directors of the Company shall from time to time reasonably direct commensurate with the Executive's position. The Company and the Executive agree that, during the term of Executive's employment, the Executive shall serve as Vice President and Executive will report to the President of the Company. The Executive agrees to perform Executive's duties and discharge Executive's responsibilities in a faithful manner and to the best of Executive's ability and to use all reasonable efforts to promote the interests of the Company and its Business. The Executive further agrees that, during the term of Executive's employment, Executive will devote substantially all of Executive's skill, knowledge and business time and attention to the performance of Executive's duties under this Agreement; provided however, that to the extent it does not materially interfere with the Executive's performance of, or ability to perform, any of Executive's duties and obligations under this Agreement, it shall not be a violation of this Agreement for the Executive to (i) serve on any other corporate, civic or charitable boards or committees, if and to the extent approved in advance by the Board of Directors of the Company and (ii) manage personal investments.

     (b) The Executive represents and warrants that Executive is entering into this Agreement voluntarily and that Executive's employment hereunder and compliance by Executive with the terms of this Agreement will not conflict with or result in the breach of any agreement to which Executive is a party or by which Executive is bound.

     3.   COMPENSATION.

     (a) During the term of the Executive's employment under this Agreement, the Executive shall receive an annual base salary of $170,000, payable in accordance with the regular payroll practices of the local business unit. Such annual base salary will be subject to review and possible increase (but not decrease) by the Company on or about each anniversary of the date of this Agreement. Any and all increases in the level of the base salary as provided for in the preceding sentence shall become the level of the base salary for the remainder of the term until there is a further increase in the base salary as provided for herein.

     (b) During the term of the Executive's employment under this Agreement, the Executive shall be entitled to annual bonus payments in accordance with IDEX's Management Incentive Compensation Plan applicable to the officers of its subsidiaries, as such Plan is administered and from time to time modified by IDEX in its sole discretion. The annual bonus would be targeted to be 34% of the Executive's base salary at targeted levels of operation and would otherwise be based upon the criteria set forth in the IDEX Management Incentive Compensation Plan. Any annual bonus for calendar year 2006 will be prorated based on the partial year between the date of this Agreement and December 31, 2006.

     (c) As of the effective date of this Agreement, IDEX and Executive shall enter into a Restricted Stock Award (in the form attached hereto as Exhibit A) with respect to 13,000 shares of the IDEX's common stock. Commencing not later than 2007, the Executive will be annually considered for long-term incentive awards.

     (d) The Company shall deduct or withhold from all salary payments, and from all other payments made to the Executive pursuant to this Agreement, all amounts which may be required to be deducted or withheld under any applicable Social Security contribution, income tax withholding or other similar law now in effect or which may become effective during the term of this Agreement.

     4.   OTHER BENEFITS AND TERMS.

          During the term of the Executive's employment under this Agreement, the Executive shall be entitled to the following other benefits and terms:

     (a) The Company shall provide to the Executive, and the Executive shall be entitled to participate in, any health and medical benefit plans, any pension, profit sharing and retirement plans, and any insurance policies or programs from time to time offered to employees of comparable status to the Executive who are employed by the Company. These plans, policies and programs are subject to change at the sole discretion of the Company, provided that such plans, policies and programs, in the aggregate, will be no less valuable than those offered by the Company as of the date of this Agreement.

     (b) The Executive shall be entitled to any other fringe benefit from time to time offered to employees of comparable status to the Executive who are employed by the Company (including, but not limited to, the use of an automobile to the extent so offered to such employees). Such fringe benefits are subject to change at the sole discretion of the Company, provided that such fringe benefits, in the aggregate, will be no less valuable than those offered by the Company as of the date of this Agreement.

     5.   VACATIONS.

          The Executive shall be entitled to four (4) weeks of paid vacation each year. All such vacations shall be taken at such times as shall be agreed upon by the Board of Directors of the Company and Executive. Vacation time may not be carried over to the subsequent calendar year without prior approval of the Board of Directors of the Company.

     6.   REIMBURSEMENT FOR EXPENSES.

          The Company shall reimburse the Executive for expenses which the Executive may from time to time reasonably incur on behalf of the Company in the performance of his responsibilities and duties under this Agreement; provided however, that the Executive shall be required to account to the Company for such expenses in the manner prescribed by the Company.

     7.   NON-COMPETITION.

          In consideration of the compensation and other benefits to be paid to the Executive under this Agreement and to induce the Company to consummate the transactions contemplated by the Purchase Agreement, the Executive agrees that, beginning on the date of this Agreement and continuing until the Covenant Expiration Date (as defined in Section 10), Executive shall not, directly or indirectly, for Executive's own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder or equity owner of any corporation or any other entity (except that Executive may own securities constituting less than three percent (3%) of any class of securities of a public company), or member of any firm or otherwise, engage or attempt to engage, in the Restricted Territory (as defined in Section 10), in the Business or any other business activity which is competitive with the business conducted by the Company at the Reference Date (as defined in Section 10).

     8.   NON-SOLICITATION.

          In consideration of the compensation and other benefits to be paid to the Executive under this Agreement and to induce IDEX and the Company to consummate the transactions contemplated by the Purchase Agreement, the Executive agrees that, beginning on the date of this Agreement and continuing until the Covenant Expiration Date (as defined in Section 10), Executive shall not, directly or indirectly, for Executive's own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder or equity owner of any corporation or any other entity (a) employ or solicit the employment of any person who is employed by the Company or any Affiliate at the Reference Date or at any time during the six-month period preceding the Reference Date, except that the Executive shall be free to employ or solicit the employment of any such person whose employment with the Company or any Affiliate has terminated for any reason (without any interference from the Executive) and who has not been employed by the Company or any Affiliate for at least six (6) months, (b) canvass or solicit business in competition with the Business or any other business conducted by the Company at the Reference Date from any person or entity who during the six (6) month period preceding the Reference Date shall have been a customer of the Company or from any person or entity which the Executive has reason to believe might in the future become a customer of the Company as a result of marketing efforts, contacts or other facts and circumstances of which the Executive is aware, (c) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Company or any Affiliate or (d) intentionally disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Company or any Affiliate and any supplier who during the six-month period preceding the Reference Date shall have supplied components, materials or services to the Company or any Affiliate.

     9.   COMPANY EMPLOYMENT.

          The restrictions imposed by Sections 7, 8 and 11 through 13 hereof shall not in any manner be construed to prohibit, directly or indirectly, the Executive from serving as an employee or consultant of the Company or any Affiliate.

     10. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings given them below:

     (a) "Affiliate" shall mean (i) any entity now or hereafter directly or indirectly owned or controlled by the Company and (ii) any entity now or hereafter directly or indirectly owned or controlled by IDEX.

     (b) "Business" shall mean all activities which the Company, is presently conducting or pursuing, including, without limitation, the design and manufacturing of liquid handling products, including valves, fittings, pumps, couplings, strainer/filters, systems and accessories.

     (c) "Covenant Expiration Date" shall mean the date which is the later of
(i) five (5) years after the date of this Agreement or (ii) two (2) years after the Termination Date (as defined in this Section 10).

     (d) "Reference Date" shall mean (i) for purposes of applying the covenants set forth in Sections 7 and 8 at any time prior to the Termination Date, the then current date, or (ii) for purposes of applying the covenants set forth in Sections 7 and 8 at any time on or after the Termination Date, the Termination Date.

     (e) "Restricted Territory" shall mean anywhere in the world where the Company conducts or plans to conduct the Business or any other business activity, as the case may be, at the Reference Date.

     (f) "Termination Date" shall mean the date of termination of the Executive's employment with the Company; provided however that the Executive's employment shall not be deemed to have terminated so long as the Executive continues to be employed or engaged as an employee or consultant of the Company or any Affiliate, even if such employment or engagement continues after the expiration of the term of this Agreement, whether pursuant to this Agreement or otherwise.

     11.  CONFIDENTIAL INFORMATION.

          The Executive, in the performance of Executive's duties hereunder, shall take reasonable precautions to safeguard the confidential nature of all confidential information of or belonging to the Company or any Affiliate and shall take any other precautions with respect thereto which the Company or any Affiliate, in its sole discretion, may reasonably request in writing; provided that the Executive shall have the right to use and disclose the confidential information as reasonably required for the performance of Executive's duties on behalf of the Company or any Affiliate and in furtherance of the Company's best interests or to effect compliance with any law, rule, regulation or order applicable to the Executive or the Company or in response to any legally enforceable subpoena or other legal process. For purposes of this Agreement, "confidential information" shall mean all information which is not generally available to the public and which the Company or any Affiliate treats as confidential pertaining to the business, assets and operations of the Business or otherwise pertaining to the business, assets and operations of the Company or any Affiliate, including without limitation trade secrets, technology, financial results and information, processes and techniques, information as to customers, customer lists and suppliers, sales and marketing information, technical production, pricing and cost data, information as to business methods, practices and strategies, and other valuable and confidential information, and all documents, electronic records and other tangible items relating to or containing any such information.

     12.  PERSONAL PROPERTY.

          The Executive agrees that the Company or its Affiliates shall own all right, title and interest in and to all information, including without limitation, all confidential information, which the Executive receives, conceives, or develops, either alone or with others, during the term of Executive's employment hereunder and which relates to the business of the Company or its Affiliates. Without limiting the generality of the foregoing, all notes, notebooks, memoranda, working papers, graphs, charts, pictures, data, drawings, documents and all other items containing or relating in any way to any such information made, compiled or obtained by the Executive, and all copies thereof, together with all rights associated with ownership of such items (such as copyright, patent, trade secret and other proprietary rights) shall become the property of the Company or its Affiliates, when so made, compiled or obtained, whether or not delivered to the Company or its Affiliates, and shall be held by the Executive in trust for the Company or its Affiliates and shall be delivered to the Company or its Affiliates upon request and, in any event, upon termination of the Executive's employment hereunder.

     13.  DEVELOPMENTS.

          In consideration of the compensation and other benefits to be paid to the Executive under this Agreement and to induce the Company and IDEX to consummate the transactions contemplated by the Purchase Agreement, the Executive agrees as follows:

     (a) The Executive agrees to immediately communicate to the Company and IDEX a full and complete disclosure of each Development (as defined in subsection (d) below) conceived, made, or otherwise developed by the Executive during the term of Executive's employment hereunder, whether solely or jointly with others, and whether or not while actually engaged in performing work for the Company or its Affiliates.

     (b) The Executive agrees to assign and transfer, and does hereby assign and transfer, to the Company or its Affiliates, without any separate remuneration or compensation, his entire right, title and interest in and to all Developments and any United States and foreign patent, copyright and any other proprietary rights in and with respect to all such Developments, conceived, made or otherwise developed by the Executive during the term of employment hereunder, whether a full or partial interest, and whether or not while engaged in performing work for the Company or its Affiliates. The Executive understands and agrees that the Company will determine, in its sole and absolute discretion, whether an application for a copyright, patent or other proprietary right registration will be filed on the Executive's Development and whether any such application will be abandoned prior to issuance of a patent, copyright or other proprietary right registration.

     (c) The Executive shall, at the Company's expense, take such action, including, but not limited to, execution, acknowledgment, delivery and assistance in preparation of documentation, as may reasonably be requested by the Company or its Affiliates for the implementation or continuing performance of subsection 13(b) of this Agreement. Without limiting the generality of the foregoing, the Executive shall execute, acknowledge, deliver and assist in preparing such instruments of conveyance, patent or copyright application, or assignment or further assurance, as the Company or its Affiliates may reasonably request, to evidence, transfer, vest and confirm the right, title and interest transferred or granted or to be transferred or granted to the Company or its Affiliates under subsection 13(b) of this Agreement. The Executive shall not contest the validity of any patent, copyright or other proprietary right, either United States or foreign, which is transferred, conveyed, granted, vested or otherwise assigned to the Company or its Affiliates to which the Executive made any contribution or in which the Executive participated in any way, and shall not assist any other party in any way to contest the validity of such patent, copyright, or proprietary right.

     (d) "Developments" means (i) any invention, discovery, concept or idea, whether or not patentable, (ii) any writing, drawing, design or other creative expression, whether or not copyright or trademark applications are filed thereon, (iii) any computer program, discovery, idea, device, process, design, development, improvement, conception, concept, application, technique or know-how or (iv) any other invention, whether patentable or copyrightable, and whether or not reduced to practice, and, with respect to all of items (i) through (iv) of this subsection
(d), that (A) results from or is suggested by any work performed by the Executive for the Company or its Affiliates and relates to or is within the scope of the business, research or development activities of the Company or its Affiliates and (B) is made or discovered during the time of the Executive's employment with the Company or its Affiliates, or within six (6) months after the termination of such employment, and under the Executive's direction or supervision, whether or not it is made or discovered alone or jointly with others, and whether or not it is conceived, made or discovered during normal working hours, using the assets, facilities or resources of the Company or its Affiliates, or on the premises of the Company or its Affiliates. Developments shall include, but not be limited to, articles, processes, methods, formulas, systems, computer source codes and techniques as well as improvements thereof and know-how related thereto. All Developments are the property of the Company or its Affiliates.

          NOTICE OF RIGHTS - THIS AGREEMENT AFFECTS YOUR RIGHTS TO OWNERSHIP OF INVENTIONS MADE BY YOU. YOU MAY HAVE RIGHTS PURSUANT TO STATE LAW. THIS AGREEMENT DOES NOT APPLY TO AN INVENTION FOR WHICH NO EQUIPMENT, SUPPLIES, FACILITIES OR TRADE SECRET INFORMATION OF THE COMPANY WAS USED AND WHICH WAS DEVELOPED ENTIRELY ON YOUR OWN TIME UNLESS (A) THE INVENTION RELATES (I) TO THE BUSINESS OF THE COMPANY OR (II) TO THE COMPANY'S ACTUAL OR DEMONSTRATABLY ANTICIPATED RESEARCH OR DEVELOPMENT, OR (B) THE INVENTION RESULTS FROM WORK PERFORMED BY YOU FOR THE COMPANY.

     14.  EQUITABLE REMEDIES.

          The Executive represents and warrants that Executive has had an opportunity to consult with Executive's attorney regarding this Agreement, has thoroughly and completely reviewed this Agreement with that attorney, and fully understands the contents hereof. Furthermore, the Executive acknowledges that
(a) a remedy at law for Executive's failure to comply with Sections 7 through 13 of this Agreement may be inadequate and (b) in the event of the Executive's failure to comply with Sections 7 through 13 of this Agreement, the Company shall be entitled to seek and obtain from a court having jurisdiction specific performance, an injunction, a restraining order or any other equitable relief in order to enforce any such provision.

The right to obtain such equitable relief shall be in addition to any other remedy to which the Company is entitled under applicable law (including, but not limited to, monetary damages).

     15.  TERMINATION.

     (a) This Agreement and the Executive's employment hereunder shall automatically terminate upon the death or permanent disability of the Executive. Permanent disability shall mean that the Executive is unable to substantially perform Executive's duties under this Agreement for a continuous period of six
(6) months or for an aggregate of nine (9) months during any twelve (12) month period, as determined by a physician selected by the Company (the "Disability Determination Date") and reasonably satisfactory to the Executive (or if Executive is unable to act, Executive's spouse or eldest child). The Executive will cooperate in any physical examination conducted pursuant to this paragraph. The foregoing is subject to the duty of the Company to provide reasonable accommodation under the Americans with Disabilities Act. Upon the Executive's death, all of Executive's (i) accrued but unpaid base salary and bonus, and (ii) other benefits (but not including bonus) accrued as of the date of death, shall immediately be payable to the Executive's estate. Upon Executive's permanent disability, the Executive shall receive (i) all accrued but unpaid base salary and bonus and (ii) other benefits (but not including bonus) accrued as of the Disability Determination Date.

     (b) The Company may, at its sole option, terminate the Executive's employment for cause upon written notice to the Executive. For purposes of this Agreement, "cause" shall mean (i) a breach of any of the covenants contained in Sections 7 through 13 of this Agreement, (ii) a material breach of or substantial failure to perform any other obligation of the Executive under this Agreement, provided, however, that if such breach or failure is a curable breach or failure, such breach or failure was not cured within 30 days after written notice was provided to the Executive, (iii) the conviction of the Executive for a felony, (iv) a breach of any policy of the Company provided to the Executive in writing, provided, however, that if such breach is a curable breach, such breach was not cured within 10 days after written notice was provided to the Executive, (v) recklessness or willful misconduct of the Executive in the performance of Executive's duties, (vi) failure to implement IDEX corporate procedures or directives provided to the Executive in writing, provided, however, that if such failure is a curable failure, such failure was not cured within 10 days after written notice was provided to the Executive, as determined by Company in its reasonable discretion, or (vii) any fraudulent or dishonest act by the Executive with respect to the Company. In the event that the Executive's employment pursuant to this Agreement is terminated for cause, the Executive shall receive no salary or other benefits pursuant to this Agreement other than accrued but unpaid base salary through the date of termination.

     (c) In the event that (i) the Executive's employment pursuant to this Agreement is terminated by the Company other than (A) for cause, or (B) by reason of expiration of the term of this Agreement whether by reason of delivery of a Non-Renewal Notice or otherwise, or (ii) if the Executive terminates his employment for good reason, as hereinafter defined, the Executive will receive all accrued but unpaid base salary and benefits (but not including bonus) through the date of termination and will continue to receive payments of base salary pursuant to Section 3(a) of this Agreement for the period of (X) 18 months if the termination of employment occurs within 24 months from the date of this Agreement or (Y) 12 months if the termination of employment occurs after 24 months from the date of this Agreement. For purposes of this Agreement, "good reason" shall mean (i) material reduction in the Executive's compensation, (ii) material demotion or reduction in responsibilities or authority from that existing on the date of this Agreement or the assignment to the Executive of duties or responsibilities that are substantially inconsistent with his position as Vice President of the Company, (iii) the Company relocates the Executive's principal office more than 50 miles from its location as of the date of this Agreement, or (iv) a material breach of or substantial failure to perform any other obligation of the Company or IDEX under this Agreement if such breach or failure, if curable, is not cured within 30 days after written notice is provided to the Company and IDEX. The Executive shall not be required to mitigate the amount of any payment the Company becomes obligated to make in connection with this subsection (c), by seeking other employment or otherwise.

     (d) In the event that the Executive's employment pursuant to this Agreement is terminated as a result of the voluntary termination by the Executive other than for good reason, the Executive shall receive no salary or other benefits pursuant to this Agreement other than accrued but unpaid base salary through the date of termination.

     (e) In the event that this Agreement is not renewed and the Executive's employment expires at the end of the term of this Agreement or is terminated by the Company after the term of this Agreement other than for cause, the Company shall pay to Executive upon such termination the amount provided for under the Company's then existing severance policy.

     16.  FAILURE, DELAY OR WAIVER.

          No course of action or failure to act by the Company or the Executive shall constitute a waiver by such party of any right or remedy under this Agreement, and no waiver by either party of any right or remedy under this Agreement shall be effective unless made in writing.

     17.  SEVERABILITY.

          Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be enforceable under applicable law. However, if any provision of this Agreement shall be deemed unenforceable under applicable law by a court having jurisdiction, such provision shall be unenforceable only to the extent necessary to make it enforceable without invalidating the remainder thereof or any of the remaining provisions of this Agreement. Without limiting the foregoing, the Executive acknowledges and agrees that, if any part of the covenants contained in Sections 7 through 13 is deemed to be overbroad or void as against public policy, such invalid portion shall be severable from such covenants and, upon such event, the Executive requests that such covenant be reformed ("blue-pencilled") to permit the Company and the Affiliates to obtain the maximum permissible benefit from such covenants.

     18.  NOTICE.

          All written communications to a party required hereunder shall be in writing and (a) delivered in person (to be effective when so delivered), (b) mailed by registered or certified mail, return receipt requested (to be effective four days after the date it is deposited in the U.S. Mail), (c) deposited with a reputable overnight courier service (to be effective two business days after the delivery to such courier service), or (d) sent by facsimile transmission (to be effective upon receipt by the sender of electronic confirmation of delivery of the facsimile), with confirmation sent by way of one of the above methods, to the party at the address given below for such party (or to such other address as such party shall designate in a writing complying with this Section 18, delivered to the other party):

          If to the Company:

               Banjo Corporation
               c/o IDEX Corporation
               630 Dundee Road, Suite 400
               Northbrook, Illinois 60062
               Attn: Lawrence D. Kingsley
                     Frank J. Notaro, Esq.
               Telephone: (847) 498-7070
               Telecopier: (847) 498-9123

          With a copy to:

               Hodgson Russ LLP
               One M & T Plaza, Suite 2000
               Buffalo, New York 14203
               Attn: Richard F. Campbell, Esq.
                     John P. Amershadian, Esq.
                     Brad A. Birmingham, Esq.
               Telephone: (716) 856-4000
               Telecopier: (716) 849-0349

          If to the Executive:

               Mark E. Gillen
               12 Shannon Road
               Zionsville, IN 46077

     19.  CONSENT TO JURISDICTION AND VENUE.

          Each of the Company and the Executive hereby (a) consents to the jurisdiction of the United States District Court for the Southern District of Indiana or, if such court does not have jurisdiction over such matter, the applicable Superior Court, Montgomery County, State of Indiana, and (b) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each of the Company and the Executive accepts for itself or himself and in connection with their properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum nonconveniens or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

     20.  MISCELLANEOUS.

          This Agreement (a) may not be amended, modified or terminated orally or by any course of conduct pursued by the Company or the Executive, but may be amended, modified or terminated only by a written agreement duly executed by the Company and the Executive, (b) is binding upon and inures to the benefit of the Company and the Executive and each of their respective heirs, representatives, successors and assignees, except that the Executive may not assign any of Executive's rights or obligations pursuant to this Agreement, (c) if assigned by the Company, will be enforceable by the Executive against such assignee, (d) constitutes the entire agreement between the Company and the Executive with respect to the subject matter of this Agreement, and supersedes all oral and written proposals, representations, understandings and agreements previously made or existing with respect to such subject matter, and
(e) shall be governed by, and interpreted and construed in accordance with, the laws of the State of Indiana, without regard to principles of conflicts of law.

          The Company shall require any Successor (as defined below), by agreement in form and substance reasonably satisfactory to the Executive, to expressly and unconditionally assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement at or prior to the time a person becomes a Successor shall be a material breach of this Agreement and shall entitle the Executive to terminate his employment for good reason pursuant to Section 15(c) hereof. For purposes of this Agreement, "Successor" means any entity or other person that succeeds to substantially all of the Company's business or assets, directly or indirectly, by merger or consolidation, by purchase of all or substantially all of its assets, or otherwise. For purposes of this Agreement, the "Company" means the Company as hereinabove defined and any Successor as contemplated by this paragraph.

     21.  THIS AGREEMENT CONTROLS.

          In the event of any conflict between the provisions of this Agreement and the provisions of the IDEX Corporation Code of Business Conduct and Ethics, the IDEX Corporation Corporate Governance Guidelines, and the IDEX Corporation Executive Inventions and Proprietary Information Agreement executed by the Employee simultaneously with this Agreement, the provisions of this Agreement shall control.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

COMPANY:                                BANJO CORPORATION


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


EXECUTIVE:                              ----------------------------------------
                                                     Mark E. Gillen

                                   EXHIBIT A

                                IDEX CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT

NAME: ____________________________   PLAN: IDEX CORPORATION INCENTIVE AWARD PLAN

ADDRESS: _________________________

TAXPAYER                             GRANT: ________ SHARES OF COMMON STOCK (THE
IDENTIFICATION NUMBER: ___________          "RESTRICTED STOCK")


SIGNATURE: _______________________   GRANT DATE: ______________________

Effective on the Grant Date you have been granted the Restricted Stock, in accordance with the provisions of the IDEX Corporation Incentive Award Plan (the "Plan") and subject to the restrictions, terms and conditions set forth herein.

25% of the shares of Restricted Stock will vest and no longer be subject to the restrictions of this Agreement on the first anniversary of the Grant Date, and 25% shall vest and no longer be subject to the restrictions of this Agreement on the date of each anniversary thereafter, with full vesting on the fourth anniversary of the Grant Date.

In the event of the termination of your employment or service for any reason, whether such termination is occasioned by you, by the Company or any of its Subsidiaries, with or without cause or by mutual agreement ("Termination of Service"), your right to receive and/or vest in Restricted Stock under the Plan, if any, will terminate effective as of the earlier of: (i) the date that you give or are provided with written notice of Termination of Service, or (ii) if you are an employee of the Company or any of its Subsidiaries, the date that you are no longer actively employed and physically present on the premises of the Company or any of its Subsidiaries, regardless of any notice period or period of pay in lieu of such notice required under any applicable statute or the common law (each, the "Notice Period"). For greater clarity, you have no rights to receive and/or vest in Restricted Stock during the Notice Period.

Notwithstanding the foregoing, this Award shall be fully vested upon your Termination of Service by reason of death, Disability, or upon a Change in Control of the Company.

This award is not transferable except by will or the laws of descent and distribution.

The Company will cause to be issued one or more stock certificates, registered in your name, evidencing the Restricted Stock of your Restricted Stock Award. Each such certificate will bear the following legend:

          The shares of stock represented by this certificate are subject to forfeiture and the transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including restrictions against transfer) contained in the IDEX Corporation Incentive Award Plan and a Restricted Stock Award Agreement dated [the Grant Date], entered into between the registered owner of such shares and IDEX Corporation. A copy of the Agreement is on file in

RS-4yRatable                                                    DRAFT 08-31-2006
          the office of the Secretary of IDEX Corporation, Suite 400, 630 Dundee Road, Northbrook, Illinois 60062.

Each such certificate, together with stock powers duly executed in blank related to such Restricted Stock, will be deposited with the Secretary of the Company or a custodian designated by the Secretary. The Secretary or custodian will issue a receipt to you evidencing the certificates held that are registered in your name. Until such certificates have been issued and registered in your name, you will not be deemed for any purpose to be, or have rights as, a Company shareholder by virtue of this award. After such time, you will receive all dividends paid on and will be entitled to vote the Restricted Stock. Following the vesting of any of your Restricted Stock, the Company will cause to be issued and delivered to you certificates evidencing such Restricted Stock, free of the legend provided above.

The Company has the authority to deduct or withhold, or require you to remit to the Company, an amount sufficient to satisfy applicable federal, state, local and foreign taxes arising from this Restricted Stock Award. You may satisfy your tax obligation, in whole or in part, by either: (i) electing to have the Company withhold shares of your Restricted Stock otherwise to be delivered with a fair market value equal to the minimum amount of the tax withholding obligation; or
(ii) surrendering to the Company previously owned Restricted Stock with a fair market value equal to the minimum amount of the tax withholding obligation. If you are subject to United Kingdom income tax and/or national insurance contributions, the Company or any Subsidiary may withhold or collect any income tax and national insurance contributions: (i) by deduction from salary or any other payment payable to you at any time on or after the day an income tax charge arises in respect of a Restricted Stock Award; (ii) directly from you by payment of cleared funds; or (iii) by arranging for the sale of some of the shares of Restricted Stock to which you are entitled.

You acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph. The Company, its affiliates and your employer hold certain personal information, including your name, home address and telephone number, date of birth, social security number or other employee tax identification number, salary, nationality, job title, any shares of stock awarded, cancelled, purchased, vested, unvested or outstanding in your favor, for the purpose of managing and administering the Plan ("Data"). The Company and its affiliates will transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere such as the United States. You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on your behalf to a broker or other third party with whom you may elect to deposit any shares of stock acquired pursuant to the Plan. You may, at any time, review Data, require any necessary amendments to it or withdraw the consent herein in writing by contacting the Company; however, withdrawing the consent may affect your ability to participate in the Plan.

Your participation in the Plan is voluntary. The value of the Restricted Stock Award is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Restricted Stock Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pensions or retirement benefits or similar payments unless specifically and otherwise provided. Rather, the awarding of Restricted Stock under the Plan represents a mere investment opportunity.

RS-4yRatable                                                    DRAFT 08-31-2006

This Restricted Stock Award is granted under and governed by the terms and conditions of the Plan. You acknowledge and agree that the Plan is discretionary in nature and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of a Restricted Stock Award under the Plan is a one-time benefit and does not create any contractual or other right to receive an award of Restricted Stock or benefits in lieu of Restricted Stock in the future. Future awards of Restricted Stock, if any, will be at the sole discretion of the Company, including, but not limited to, the tuning of the award, the number of shares, vesting provisions, and the exercise price. The Plan has been introduced voluntarily by the Company and in accordance with the provisions of the Plan may be terminated by the Company at any time. By execution of this Agreement, you consent to the provisions of the Plan and this Agreement. Defined terms used herein shall have the meaning set forth in the Plan, unless otherwise defined herein.

COMPANY:

IDEX CORPORATION


-------------------------------------
By: Frank J. Notaro
    Vice President - General Counsel
    and Secretary

RS-4yRatable                                                    DRAFT 08-31-2006

                                 EXHIBIT 7.1 (G)

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

          THIS AGREEMENT, dated as of October ___, 2006 is among IDEX CORPORATION, a Delaware corporation with a mailing address of 630 Dundee Road, Suite 400, Northbrook, Illinois 60062 ("IDEX"); and JACK K. CANINE, an individual residing at ____________, as agent and attorney-in-fact for Sellers (as defined in the Purchase Agreement (as defined below)) (the "Sellers' Representative"); and WELLS FARGO BANK, N.A., with a principal place of business at Sixth and Marquette, Minneapolis, Minnesota (the "Escrow Agent").

                                    RECITALS:

          A. IDEX and Sellers have entered into a Stock Purchase Agreement dated September ___, 2006 (the "Purchase Agreement") pursuant to which IDEX has agreed to purchase all of the shares of Banjo Corporation.

          B. Pursuant to the Purchase Agreement, certain funds are required to be deposited from time to time with the Escrow Agent to be held and released by the Escrow Agent in accordance with the terms and conditions of the Purchase Agreement and of this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the parties hereto agree as follows:

     1.   Definitions.

          (a) As used in this Agreement, the following terms shall have the following meanings:

               (i) "Escrow Account" shall mean Account No. _______________ established and maintained at the Escrow Agent's principal place of business for the purpose of receiving and holding all Escrow Funds in accordance with this Agreement.

               (ii) "Escrow Deposit" shall mean the $6,000,000 to be delivered by IDEX to the Escrow Agent on the date of this Agreement pursuant to
          Section 2 of this Agreement.

               (iii) "Escrow Funds" shall mean the Escrow Deposits and any Investment Income.

               (iv) "Interim Escrow Release Date" shall mean the business day following the date the final Closing Date Balance Sheet adjustment payments are made pursuant to Section 1.3(e) of the Purchase Agreement.

               (v) "Investment Income" shall mean all income which may from time to time be earned from the investment of the Escrow Funds.

               (vi) "Principals" shall mean IDEX and Sellers' Representative.

          (b) Each capitalized term which is used in this Agreement but not defined in this Agreement shall have the meaning given it in the Purchase Agreement. Notwithstanding the foregoing, or any contrary provisions of this Agreement, it is understood that the Escrow Agent is not a party to and has neither received nor read, nor does Escrow Agent consent to, any provisions of the Purchase Agreement. References in this Agreement to the Purchase Agreement are for reference by the Principals and Sellers only, and the parties agree that the Escrow Agent shall not be responsible for compliance with any provisions of the Purchase Agreement or any agreement other than this Agreement.

     2. Establishment of Escrow Account. On the date of this Agreement, the Escrow Agent shall establish the Escrow Account to hold the Escrow Funds. On the date of this Agreement, IDEX shall deliver the initial $6,000,000 Escrow Deposit to the Escrow Agent by wire transfer. The Escrow Agent shall accept the Escrow Deposit and shall hold and release the Escrow Funds in accordance with the terms and conditions of this Agreement.

     3. Investments. Unless otherwise directed in writing by IDEX and Sellers' Representative, the Escrow Funds shall be invested in (a) money market funds having the highest rating possible from both Standard & Poors Ratings Group and Moody's Investor Services or similar investment options offered by the Escrow Agent as agreed to by IDEX and Sellers' Representative, (b) U.S. Dollar denominated, direct, noncallable, full-faith-and-credit obligations of the federal government of the United States of America, (c) certificates of deposit, banker's acceptances or time deposits having maturities of ninety (90) days or less from the date of acquisition and issued by a United States commercial bank which has unsecured senior debt securities or letters of credit rated at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or (d) commercial paper or securities with maturities of 90 days or less from the date of IDEX rated at least P-1 by Moody's Investors Service, Inc. and A-1 by Standard & Poor's Corporation (or, with respect to clauses (c) and (d) above, if neither of such rating agencies is then providing ratings, the equivalent thereof by another investor service of comparable national recognition selected by Sellers and reasonably acceptable to IDEX), as directed by Sellers' Representative. It is agreed among the parties that the Escrow Funds will initially be deposited in the Fund identified on the attached Exhibit E. All Investment Income shall become part of the Escrow Funds. Sellers' Representative will provide the Escrow Agent with a W-9 or W-8 IRS tax form for each Seller on the date of this Agreement. Sellers shall be liable for all taxes attributable to the Investment Income that is distributed to them hereunder. Unless prohibited by law, the Escrow Agent shall report to the IRS all such Investment Income as being taxable to Sellers. Unless required by law, the Escrow Agent shall not report to the IRS any Investment Income as being taxable to IDEX, unless such Investment Income is distributed to IDEX. If the Escrow Agent is required by law to report any of the Investment Income that has not been distributed to IDEX as being taxable to IDEX, the Escrow Agent shall be required to distribute Escrow Funds to IDEX in an amount equal to IDEX's tax liability arising from such Investment Income within thirty (30) days of IDEX notifying the Escrow Agent of the amount of such tax liability. If the distribution of this tax amount is considered additional taxable income to IDEX, the Escrow Agent shall be required to distribute additional Escrow Funds to IDEX as gross up payments to put IDEX in the same after-tax position as if the distribution of such tax amounts were not taxable income to IDEX. A statement of citizenship will be provided if requested by the Escrow Agent.

     4. Release of Escrow Funds. Except as otherwise provided in this Agreement, no portion of the Escrow Funds shall be released unless and until any of the following conditions shall have occurred:

          (a) (i) In the event that IDEX determines that IDEX is entitled to a payment pursuant to Section 1.3(e)(ii) of the Purchase Agreement or indemnification under Article VI of the Purchase Agreement against Sellers, IDEX shall deliver to the Escrow Agent a written notice signed by IDEX in the form attached hereto as Exhibit A ("IDEX Indemnification Notice") specifically directing that the Escrow Agent release from the Escrow Account and deliver to IDEX Escrow Funds in an amount equal to the payment claimed pursuant to Section 1.3(e)(ii) of the Purchase Agreement or pursuant to the Loss claimed pursuant to
          Article VI of the Purchase Agreement (the "Claimed Loss"). If the Escrow Agent shall not have received from Sellers' Representative, within thirty (30) days after the date that the IDEX Indemnification Notice is received by the Escrow Agent, a written notice signed by Sellers' Representative in the form attached hereto as Exhibit B ("Sellers' Indemnification Objection Notice"), the Escrow Agent shall release from the Escrow Account and deliver to IDEX Escrow Funds in an amount equal to the Claimed Loss. IDEX covenants that an IDEX Indemnification Notice shall be given simultaneously to Sellers' Representative and to the Escrow Agent and Sellers' Representative covenants that a Sellers' Indemnification Objection Notice shall be given simultaneously to IDEX and to the Escrow Agent, in each case as provided for in Section 10 of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in the event that a Sellers' Indemnification Objection Notice is delivered to the Escrow Agent in accordance with this Agreement, the Escrow Funds shall not be released by the Escrow Agent except in accordance with another subsection of this Section 4 or as provided elsewhere in this Agreement.

               (ii) If the Escrow Agent shall have received a Sellers' Indemnification Objection Notice from Sellers' Representative within thirty (30) days after the date that the IDEX Indemnification Notice is received by the Escrow Agent, the Escrow Agent shall continue to hold the Claimed Loss in the Escrow Account until receipt of either
          (A) joint written instructions from IDEX and Sellers' Representative reasonably satisfactory to Escrow Agent; or (B) a final order, judgment or decree of a court of competent jurisdiction, provided the Escrow Agent received a certified copy of such order, judgment or decree, accompanied by an opinion of counsel to the effect that such order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction and that the time for appeal from such order, judgment or decree has expired without an appeal having been filed. Any balance of the Claimed Loss not covered by (A) or (B) shall be held and/or released by the Escrow Agent as if such IDEX Indemnification Notice had never been given.

          (b) On or promptly after the first day of each calendar quarter, the Escrow Agent shall release from the Escrow Account and distribute to Sellers all Investment Income in the Escrow Account; provided, however, that the Escrow Agent shall not so release any Escrow Funds except to the extent that after such release there shall be at least (i) $6,000,000 remaining in the Escrow Account, if such release is before the release of Escrow Funds pursuant to Section 4(c) of this Agreement or (ii) $5,000,000 remaining in the Escrow Account, if such release is after the release of Escrow Funds pursuant to Section 4(c) of this Agreement.

          (c) On the Interim Escrow Release Date, or as soon thereafter as the Escrow Agent is notified of such date by both IDEX and Sellers' Representative, the Escrow Agent shall release from the Escrow Account and distribute to Sellers all Escrow Funds in excess of $5,000,000.

          (d) On April __, 2008, (i) Sellers' Representative shall deliver to the Escrow Agent a written notice signed by Sellers' Representative in the form of Exhibit C ("Sellers' Distribution Notice") notifying the Escrow Agent of the portion of the Escrow Funds which Sellers believe is subject to claim by IDEX and requesting delivery of the balance of the Escrow Funds (the "Sellers' Distribution Amount") to Sellers as described in the Sellers' Distribution Notice and (ii) IDEX shall deliver to the Escrow Agent a written notice signed by IDEX in the form of Exhibit D ("IDEX Distribution Notice") notifying the Escrow Agent of the portion of the Escrow Funds which IDEX believes are subject to claim by IDEX and acknowledging Sellers' entitlement to the balance of the Escrow Funds (the "IDEX Distribution Amount"). Promptly after the later receipt of the Sellers' Distribution Notice or the IDEX Distribution Notice, the Escrow Agent shall release from the Escrow Account and deliver to Sellers Escrow Funds in an amount equal to the lesser of the Sellers' Distribution Amount and the IDEX Distribution Amount. If the Escrow Agent shall not have received from IDEX within thirty (30) days after the date that the Sellers' Distribution Notice is received by the Escrow Agent, an IDEX Distribution Notice, then the Escrow Agent shall release from the Escrow Account and deliver to Sellers Escrow Funds in an amount equal to the Sellers' Distribution Amount. The parties agree that a Sellers' Distribution Notice must be given simultaneously to IDEX as well as to the Escrow Agent and an IDEX Distribution Notice must be given simultaneously to Sellers' Representative as well as the Escrow Agent, in each case as provided in
     Section 10 of this Agreement.

          (e) If at any time, a written notice signed by IDEX and Sellers' Representative is delivered to the Escrow Agent specifically directing delivery of all or any portion of the Escrow Funds to IDEX or Sellers, then the Escrow Agent shall release from the Escrow Account and deliver to IDEX or Sellers, as the case may be, the Escrow Funds in accordance with such notice.

          (f) Unless otherwise directed by written notice signed by Sellers' Representative, all amounts to be distributed to Sellers pursuant to this Agreement shall be distributed to a single account designated by Sellers' Representative, and Sellers' Representative shall bear all responsibility for distributing such amount to each Seller in accordance with his, her, or its pre-closing pro rata interest in Banjo Corporation as set forth on Exhibit F.

     5. Compliance with Court Orders. If any property subject to this Agreement shall be at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, writ, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then in any of such events the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which the Escrow Agent is advised by legal counsel of its own choosing (including internal counsel) is binding; and if the Escrow Agent complies with any such order, writ, judgment or decree the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated. The Escrow Agent shall promptly forward to IDEX and Sellers' Representative by one of the methods described in Section 10 copies of all legal documents served on or otherwise received by the Escrow Agent relating to any of the proceedings described in this Section 5.

     6. Proof of Conditions for Release. The Escrow Agent may refuse to release any part of the Escrow Funds under Section 4 of this Agreement unless it has been fully satisfied that each written notice referred to in Section 4 contains the genuine signature of a Principal or the Principals. Nothing herein shall require the Escrow Agent to establish the genuineness of any signature but, instead, the Escrow Agent may in good faith rely upon any signature appearing to be that of a Principal as being genuine and/or duly authorized, in the absence of actual knowledge to the contrary. Notwithstanding anything to the contrary in this Agreement, the Escrow Agent shall act upon receipt of the documents in the forms attached hereto as Exhibits A through D and shall have no responsibility for verifying any of the contents thereof.

     7. Term. This Agreement shall remain in effect until one of the following conditions occurs:

          (a) The Principals shall have jointly given 30 days' advance written notice of the cancellation of the designation of the Escrow Agent to act and serve in such capacity, which notice shall contain directions to the Escrow Agent for delivery of the Escrow Funds;

          (b) The Escrow Agent shall have resigned upon 30 days' advance written notice to the Principals;

          (c) There shall have been full compliance with the terms of this Agreement and the release of all of the Escrow Funds; or

          (d) A court of competent jurisdiction shall have issued a final order or judgment ordering the termination of this Agreement, and all appeals of such order or judgment shall have been exhausted or all periods in which to take an appeal shall have expired without an appeal being taken.

          In the event that the Escrow Agent resigns pursuant to subsection (b) of this Section and the Principals fail to agree on a successor escrow agent within the 30-day notice period, the Escrow Agent shall deposit the Escrow Funds into the registry of an appropriate court and request judicial determination of the rights between the Principals, by interpleader or other appropriate action, and the Principals hereby jointly and severally agree to indemnify and hold the Escrow Agent harmless from and against any damages or losses in connection therewith including, but not limited to attorneys' fees and court costs at all trial and appellate levels. Upon termination of the duties of Escrow Agent as set forth in subsection (a) or (b) of this Section, the Escrow Agent shall deliver the Escrow Funds to the newly appointed escrow agent designated by the Principals (or shall otherwise dispose of the Escrow Funds as instructed by the Principals in writing), and the Escrow Agent shall not otherwise have the right to withhold the Escrow Funds from the newly appointed escrow agent.

     8. Escrow Agent Fees. The Escrow Agent shall be entitled to compensation for services in accordance with the fee schedule attached hereto as Schedule A. Without limiting the provisions of Schedule A, Escrow Agent shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred by it. Such expenses may include the compensation and expenses of the Escrow Agent's counsel, including the allocated costs of internal counsel. Such expenses shall include the cost of legal review of this Agreement, which fees shall be billed at the closing of the funding of this Agreement. All such fees, costs, expenses and attorneys' fees shall be paid directly from the Investment Income and, to the extent the Investment Income is insufficient, shall be borne equally by IDEX and Sellers. If the Escrow Agent's fees, costs, expenses or attorneys' fees provided for herein are not promptly paid, Escrow Agent shall have the right to reimbursement from the Escrow Funds.

     9. Liability and Indemnification of Escrow Agent. IDEX and Sellers hereby agree that the duties of the Escrow Agent are purely ministerial in nature and shall be expressly limited to the safekeeping of the Escrow Funds and the disposition of the same in accordance with the terms of this Agreement. IDEX and Sellers hereby agree, jointly and severally, to indemnify the Escrow Agent and hold it harmless from and against any and all claims, liabilities, damages, costs, penalties, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Escrow Agent may incur or with which it may be threatened, directly or indirectly, arising from or in any way connected with this Agreement or which may result from the Escrow Agent's following of instructions from either or both of the Principals in accordance with the terms and conditions of this Agreement, and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees (including the allocated cost of internal counsel) and the cost of defending any action, suit or proceeding or resisting any claim, whether or not litigation is instituted, but nothing herein shall be construed to so indemnify the Escrow Agent to the extent that it is determined that the Escrow Agent has acted in a grossly negligent or intentionally wrongful manner. In no event shall the Escrow Agent be liable, directly or indirectly, for any special or consequential damages, even if the Escrow Agent has been advised of the possibility of such damages. The Escrow Agent shall have the right, but not the obligation, to consult with counsel or other such professionals of choice and shall not be liable for action taken or omitted to be taken by Escrow Agent in accordance with the advice of such counsel or other such professionals. The Escrow Agent may in all cases pay such compensation to such counsel and shall be entitled to reimbursement as set forth in Section 8 for all such compensation paid. The Escrow Agent may perform its duties through its agents, attorneys, custodians or nominees. The provisions of this Section shall survive the termination of this Agreement.

     10. Notices. Unless otherwise provided in this Agreement, any agreement, notice, request, instruction or other communication to be given hereunder by any party to the other shall be in writing and (a) delivered personally (such delivered notice to be effective on the date it is received), (b) mailed by certified mail, postage prepaid (such mailed notice to be effective three (3) business days after the date it is mailed), (c) deposited with a reputable overnight courier service (such couriered notice to be effective one (1) business day after the date it is received) or (d) sent by facsimile transmission (such facsimile notice to be effective on the date that confirmation of such facsimile transmission is received if received before 5:00 p.m. eastern time or on the next business day if received after 5:00 p.m.), with a confirmation sent by way of one of the above methods, as follows:

          If to IDEX, addressed to:

               IDEX Corporation
               630 Dundee Road, Suite 400
               Northbrook, Illinois 60062
               Attn: Frank J. Notaro, Esq.
               Telephone: (847) 498-7070
               Telecopier: (847) 498-9123

          With a copy to:

               Hodgson Russ LLP
               Attn: Richard F. Campbell, Esq.
                     John P. Amershadian, Esq.
                     Brad A. Birmingham, Esq.
               One M & T Plaza, Suite 2000
               Buffalo, New York 14203
               Telephone: (716) 856-4000
               Telecopier: (716) 849-0349

          If to Sellers or Sellers' Representative addressed to:

               Jack K. Canine

               ______________________________

               ______________________________

               ______________________________

          With a copy to:

               Baker & Daniels LLP
               Attn: J. Jeffrey Brown, Esq.
                     Kathryn E.Wiley
               600 East 96th Street Suite 600
               Indianapolis, IN 46240
               Telephone: (317)569-9600
               Telecopier: (317)569-4800

          If to Escrow Agent addressed to:

               Wells Fargo Bank, N.A.
               Sixth and Marquette
               MAC N9303-110
               Minneapolis, MN 55479
               Attn: Kimberly Burton
               Telephone: (612) 667-3252
               Telecopier: (612) 667-2160

Notwithstanding the foregoing, notices to the Escrow Agent shall be in writing and shall not be deemed to be given until actually received by its trust department employee or officer who administers this Escrow Agreement. Whenever under the terms hereof the time for a giving notice or performing an act falls upon a Saturday, Sunday legal federal holiday or legal holiday in the state of the recipient, such time shall be extended to the next business day.

     11. Cumulative Rights. No right, power or remedy conferred upon the Escrow Agent by this Agreement is exclusive of any other right, power or remedy, but each and every such right, power or remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy the Escrow Agent may have under this Agreement or now or hereafter existing at law, in equity or by statute, and the exercise of one right, power or remedy by the Escrow Agent shall not be construed or considered as a waiver of any other right, power or remedy.

     12. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings herein are for convenience only and shall not be of substantive effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assignees. This Agreement (and, as between the Principals, the Purchase Agreement) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and writings (or any part thereof) whether oral or written between any of the parties relating to the subject matter of this Agreement. In the event the Principals disagree as to their respective rights and obligations under this Agreement and resolve the disagreement through legal proceedings, the prevailing Principal shall be entitled to receive from the other Principals its court costs and reasonable legal and accounting fees incurred in connection with such legal proceedings.

     13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Any party may execute this Agreement by facsimile signature and the other party shall be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such party. Any party executing this Agreement by facsimile signature shall immediately forward to the other party an original signature page by overnight mail.

     14. Disagreements. If any disagreement or dispute arises between the Principals concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, the Escrow Agent:

          (a) shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified and held harmless to its full satisfaction, and shall sustain no liability for its failure to act pending such process, court order or indemnification; and

          (b) may, in its sole and absolute discretion, interplead that portion of Escrow Funds it then holds with any court of competent jurisdiction, and name the Principals as parties in such interpleader action. Upon filing the interpleader action, the Escrow Agent shall be relieved of all liability as to the Escrow Funds and shall be entitled to recover from the Principals its reasonable attorneys' fees and other costs incurred in commencing and maintaining such action. In no event shall the institution of such interpleader action impair the rights of the Escrow Agent described elsewhere in this Agreement.

The Principals further agree to pursue any redress or recourse in connection with such a disagreement or dispute, without making the Escrow Agent a party to same to the extent possible.

     15. Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor Escrow Agent under this Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance any further act.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

                                        IDEX CORPORATION


                                        By:
                                            ------------------------------------
                                        Name: Frank J. Notaro
                                        Title: Vice President


                                        SELLERS


                                        ----------------------------------------
                                        Jack K. Canine, as Sellers'
                                        Representative


                                        WELLS FARGO BANK, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   Schedule A

                                Escrow Agent Fees

                                  See attached.

                               ESCROW FEE SCHEDULE

                       IDEX CORPORATION/BANJO CORPORATION

[THIS IS STILL BEING CONFIRMED.]

ACCEPTANCE FEE: $500.00

The Acceptance fee includes review of all related documents and accepting the appointment of Escrow Agent on behalf of Wells Fargo Bank Minnesota, N.A. The fee also includes setting up the required account(s) and accounting records, document filing, and coordinating the receipt of funds for deposit to the Escrow Account. The Acceptance Fee is due at time of funding.

ADMINISTRATION FEE: $1,500.00

The Administration Fee includes providing all routine and standard fiduciary services of an Escrow Agent. The fee includes administering the escrow account, performing investment transactions, processing cash transactions (including wires and check processing), monitoring claim notices pursuant to the Agreement; disbursing funds in accordance with the Agreement (note pricing considerations below), and mailing trust account statements to applicable parties. The fee is payable annually in advance at the time of funding (and is not pro-rated).

WELLS FARGO'S BID IS BASED ON THE FOLLOWING ASSUMPTIONS:

          -    Term of escrow account: 18 months;

          -    Number of escrow funds/accounts to be established: One (1);

          -    Number of deposits to escrow account: One (1);

          -    Funds to be invested in _________ Fund as indicated on Exhibit E;

          -    Tax reporting, if required, will be billed at $15.00 per report.

OUT-OF POCKET EXPENSES:

All out-of-pocket expenses will be billed in addition to the above, such as fees for overnight delivery expenses, services of outside accounting firms, required publication costs, and/or travel expenses of bank officer (if required) to attend closing outside of Minneapolis/St. Paul, Minnesota area.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND ADJUSTMENT.

                                    EXHIBIT A

                           IDEX Indemnification Notice

                               ____________, _____

Wells Fargo Bank, N.A.
Sixth and Marquette
MAC N9303-110
Minneapolis, MN 55479

Ladies/Gentlemen:

               Re: Escrow Agreement, dated as of October ____, 2006 (the "Escrow
                   Agreement"), by and among IDEX Corporation, Jack K. Canine, as Sellers' Representative, and Wells Fargo Bank, N.A., as Escrow Agent

               All capitalized terms used but not defined in this Notice shall have the meanings given them in the Escrow Agreement.

               Pursuant to Section 4(a) of the Escrow Agreement, IDEX in good faith hereby notifies the Escrow Agent of a Loss in the amount of $_______________ and requests delivery of $_______________ to IDEX for payment pursuant to Section 1.3(e)(ii) of the Purchase Agreement or indemnification pursuant to Article VI of the Purchase Agreement.

               IDEX hereby certifies to the Escrow Agent that a copy of this Notice has been sent to Sellers' Representative in accordance with Section 10 of the Escrow Agreement.

                                        IDEX CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
Copy to: Sellers' Representative
         Baker & Daniels LLP

                                    EXHIBIT B

                    Sellers' Indemnification Objection Notice

                               ____________, _____

Wells Fargo Bank, N.A.
Sixth and Marquette
MAC N9303-110
Minneapolis, MN 55479

Ladies/Gentlemen:

               Re: Escrow Agreement, dated as of October ____, 2006 (the "Escrow
                   Agreement"), by and among IDEX Corporation, Jack K. Canine, as Sellers' Representative, and Wells Fargo Bank, N.A., as Escrow Agent

               All capitalized terms used but not defined in this Notice shall have the meanings given them in the Escrow Agreement.

               The undersigned hereby notifies the Escrow Agent that Sellers' Representative, on behalf of Sellers, in good faith objects to delivery of $_______________ to IDEX as requested by IDEX Corporation in the IDEX Indemnification Notice dated _______________.

               Sellers' Representative hereby certifies to the Escrow Agent that a copy of this Notice has been sent to IDEX in accordance with Section 10 of the Escrow Agreement.


                                        ----------------------------------------
                                        Jack K. Canine, as Sellers'
                                        Representative

Copy to: IDEX Corporation
         Hodgson Russ LLP

                                    EXHIBIT C

                          Sellers' Distribution Notice

                               ____________, _____

Wells Fargo Bank MN,N.A.
Sixth and Marquette
MAC N9303-110
Minneapolis, MN 55479

Ladies/Gentlemen:

               Re: Escrow Agreement, dated as of October ____, 2006 (the "Escrow
                   Agreement"), by and among IDEX Corporation, Jack K. Canine, as Sellers' Representative, and Wells Fargo Bank, N.A., as Escrow Agent

               All capitalized terms used but not defined in this Notice shall have the meanings given them in the Escrow Agreement.

               Pursuant to Section 4(d) of the Escrow Agreement, Sellers' Representative in good faith hereby notifies the Escrow Agent that the amount of $___________ is subject to claim for payment pursuant to Section 1.3(e)(ii) of the Purchase Agreement or indemnification by IDEX pursuant to Article VI of the Purchase Agreement and requests delivery of the balance of the Escrow Funds to Sellers.

               Sellers' Representative hereby certifies to the Escrow Agent that a copy of this Notice has been sent to IDEX in accordance with Section 10 of the Escrow Agreement.


                                        ----------------------------------------
                                        Jack K. Canine, Sellers'
                                        Representative

Copy to: IDEX Corporation
         Hodgson Russ LLP

                                    EXHIBIT D

                            IDEX Distribution Notice

                           ___________________, _____

Wells Fargo Bank MN, N.A.
Sixth and Marquette
MAC N9303-110
Minneapolis, MN 55479

Ladies/Gentlemen:

          Re: Escrow Agreement, dated as of October __, 2006 (the "Escrow
              Agreement"), by and among IDEX Corporation, Jack K. Canine, as Sellers' Representative, and Wells Fargo Bank, N.A., as Escrow Agent

          All capitalized terms used but not defined in this Notice shall have the meanings given them in the Escrow Agreement.

          Pursuant to Section 4(d) of the Escrow Agreement, IDEX in good faith hereby notifies the Escrow Agent that the amount of $__________ is subject to claim for payment pursuant to Section 1.3(e)(ii) of the Purchase Agreement or indemnification by IDEX pursuant to Article VI of the Purchase Agreement and acknowledges Sellers' entitlement to delivery of the balance of the Escrow Funds.

          IDEX hereby certifies to the Escrow Agent that a copy of this Notice has been sent to Sellers' Representative in accordance with Section 10 of the Escrow Agreement.

                                        IDEX CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Copy to: Sellers' Representative
         Baker & Daniels

                                    EXHIBIT E

             AGENCY AND CUSTODY ACCOUNT DIRECTION FOR CASH BALANCES

Direction to use Wells Fargo Advantage Funds for Cash Balances for the following account(s):

Account Name: IDEX Corp/Banjo Corporation

Account Number(s): _________ and all subaccounts thereof

You are hereby directed to invest, as indicated below or as we shall direct further from time to time, all cash in the Account in the following money market portfolio of Wells Fargo Advantage Funds (the "Fund") or another permitted investment of my choice (Check One):

______ Wells Fargo Advantage Funds, 100% Treasury Money Market Fund

______ Wells Fargo Advantage Funds, Government Money Market Fund

______ Wells Fargo Advantage Funds, Cash Investment Money Market Fund

______ Wells Fargo Advantage Funds, Prime Investment Money Market Fund

______ Wells Fargo Advantage Funds, Treasury Plus Money Market Fund

We acknowledge that we have received, at our request, and reviewed the Fund's prospectus and have determined that the Fund is an appropriate investment for the Account. Each Fund's prospectus can be downloaded from the Wells Fargo website at:

Prospectus: http://www.wellsfargoadvantagefunds.com/wfweb/wf/funds/
            reports_serv.jsp

Rates: httpy/www.wellsfargoadvantagefunds.com/wfweb/wf/funds/performance/
       dailyquarterly_serv.jsp

We understand from reading the Fund's prospectus that Wells Fargo Funds Management, LLC, ("Wells Fargo Bank"), a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and other administrative services for the Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. Boston Financial Data Services serves as transfer agent for the Funds. The Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. We also understand that Wells Fargo & Company will be paid, and its bank affiliates may be paid, fees for services to the Funds and that those fees may include Processing Organization fees as described in the Fund's prospectus.

We understand that you will not exclude amounts invested in the Fund from Account assets subject to fees under the Account agreement between us.

We understand that investments in the Fund are not obligations of, or endorsed or guaranteed by, Wells Fargo Bank or its affiliates and are not insured by the Federal Deposit Insurance Corporation.

We acknowledge that we have full power to direct investments of the Account.

We understand that we may change this direction at any time and that it shall continue in effect until revoked or modified by both of us by written notice to you.

We understand that if we choose to communicate this investment direction solely via facsimile, then the investment direction will be understood to be enforceable and binding.

                                        IDEX CORPORATION


                                        By:
                                            ------------------------------------
                                        Name: Frank J. Notaro
                                        Title: Vice President


                                        ----------------------------------------
                                        Jack K. Canine, Sellers' Representative

                                    EXHIBIT F

          [Attach schedule of Sellers' Interests In Banjo Corporation]

                                                                  EXHIBIT 7.1(I)

__________________, 2006

IDEX Corporation
630 Dundee Road, Suite 400
Northbrook, IL 60062

Re: Stock Purchase Agreement, dated as of September 8, 2006

Ladies and Gentlemen:

We have acted as counsel to Banjo Corporation, an Indiana corporation (the "Company"), and its shareholders (the "Sellers"), in connection with the Stock Purchase Agreement, dated as of September 8, 2006 (the "Agreement"), among the Sellers, the Company and you, as Buyer, relating to the purchase by Buyer of all of the outstanding shares of Common Stock of The Company. This opinion is being delivered to you at the request of Sellers and the Company pursuant to Section 7.l(i) of the Agreement. Capitalized terms used herein but not otherwise defined herein have the meanings given to them in the Agreement.

In connection with this opinion, we have examined the Agreement and the Escrow Agreement as referred to therein and such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, we advise you that, in our opinion:

          (1) The Company is a corporation duly organized and validly existing under the laws of the State of Indiana, and has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, to execute and deliver the Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

          (2) The execution and delivery of the Agreement by the Company, the performance of the Agreement by the Company and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no other proceeding on the part of the Company is necessary to authorize the Agreement or to consummate the transactions contemplated thereby.

          (3) The execution and delivery of the Agreement by the Company do not, and the performance of the Agreement by the Company and the consummation of the transactions contemplated thereby will not, (a) (i) conflict with or violate the articles of incorporation or bylaws, in each case as amended or restated, of the Company, (b) conflict with or violate any United States federal, state, local or foreign law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Company or by or to which any of its properties or assets is bound or subject or (iii) to our knowledge, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Lien on any of the Shares pursuant to, any Contract to which the Company is a party or by which any of its properties or assets is bound or (b) require the Company to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity or, to our knowledge, any third party, in each case which has not been obtained or made.

          (4) The Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that we express no opinion as to the enforceability of Section 9.12 of the Agreement.

          (5) Each of the Agreement and the Escrow Agreement has been duly executed and delivered by each Seller that is a party thereto and constitutes the valid and binding obligation of each Seller, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that we express no opinion as to the enforceability of Section 9.12 of the Agreement.

          (6) The authorized capital stock of the Company consists of 50,000 shares of Common Stock. Based solely on the stock transfer records of the Company, 20,844 shares of Common Stock are issued and outstanding owned of record solely by the Sellers in the respective amounts set forth in Section 2.4(a) of the Disclosure Schedule. To our knowledge and except as set forth in Section 2.4(a) of the Disclosure Schedule, no shares of Common Stock are reserved for future issuance pursuant to outstanding stock options, warrants, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of the Company.

We also confirm to you that, to our knowledge, except as set forth in Section
2.14 of the Disclosure Schedule, (i) there is no claim, action, suit, proceeding or investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), by or before any Governmental Entity pending or, to the knowledge of Sellers, threatened against the Company or its assets or properties, and (ii) the Company is not a party or subject to or in default under any judgment, order, decree or settlement agreement that imposes restrictions on the Company with respect to its business operations.

With your approval, for purposes of this opinion we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that each of the Agreement and the Escrow Agreement is a valid and binding obligation of each party thereto other than the Company and

Banjo - Opinion of Seller_s Counsel (September 2006)(5) the Sellers and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

We express no opinion herein as to any matters governed by any laws other than the federal laws of the United States, the laws of the State of Indiana and the laws of the State of New York.

This opinion is furnished to you solely for your benefit in connection with the transactions contemplated by the Agreement and may not, without our prior written consent, be furnished to or relied upon for any purpose by any other person.

Very truly yours,


-------------------------------------

Banjo - Opinion of Seller_s Counsel (September 2006)(5)


                                      -3-